UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES



Investment Company Act file number: 811-7852

Exact name of registrant as specified in charter:  USAA MUTUAL FUNDS TRUST

Address of principal executive offices and zip code: 9800 FREDERICKSBURG ROAD
                                                     SAN ANTONIO, TX  78288

Name and address of agent for service:               JAMES G. WHETZEL
                                                     USAA MUTUAL FUNDS TRUST
                                                     9800 FREDERICKSBURG ROAD
                                                     SAN ANTONIO, TX  78288

Registrant's telephone number, including area code:  (210) 498-0226

Date of fiscal year end:   MAY 31

Date of reporting period:  MAY 31, 2013



ITEM 1. REPORT TO STOCKHOLDERS.
USAA MUTUAL FUNDS TRUST - ANNUAL REPORT FOR PERIOD ENDING MAY 31, 2013





[LOGO OF USAA]
   USAA(R)

                                   [GRAPHIC OF USAA CORNERSTONE AGGRESSIVE FUND]

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    ANNUAL REPORT
    USAA CORNERSTONE AGGRESSIVE FUND
    MAY 31, 2013

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PRESIDENT'S MESSAGE

"THE STRONG PERFORMANCE WAS DRIVEN, IN
MY OPINION, BY THE ONGOING QUANTITATIVE            [PHOTO OF DANIEL S. McNAMARA]
EASING OF GLOBAL CENTRAL BANKS AND HOPES
FOR FUTURE ECONOMIC GROWTH."

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JUNE 2013

Global financial markets performed well during the one-year reporting period, with developed markets equities, including U.S. stocks, generating strong gains. The exuberance -- particularly in the U.S. equity market -- was remarkable, given the less-than-remarkable improvement in underlying fundamentals. The strong performance was driven, in my opinion, by the ongoing quantitative easing of global central banks and hopes for future economic growth.

These quantitative easing measures began in 2008 when the Federal Reserve (the
Fed) took action during the financial crisis to keep the financial markets working and the U.S. economy afloat. In the years since, the Fed has purchased billions of dollars of mortgage-backed securities and U.S. Treasuries to push down long-term interest rates and to help boost economic growth. The Fed's actions have been mimicked by central bankers all over the world, most recently by the Bank of Japan, which has said it might add stocks and real estate investment trusts to its own purchases of fixed-income securities.

As expected, the Fed's efforts through quantitative easing allowed long-term interest rates to remain exceptionally low during the reporting period. As a result, investors were incentivized to seek higher yields in riskier asset classes -- even in the face of questionable fundamentals. During the reporting period, global economic growth was weak and according to some indicators, showed signs of decelerating. The U.S. economy was stable, but expanded at a much slower pace than most of us would have liked. Although the unemployment rate fell during the reporting period, job creation was sluggish. The U.S. market, which

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has steadily improved, was a bright spot. In some metropolitan areas, home prices rose significantly. Meanwhile, corporate earnings growth was tepid. Without the expansion of already high profit margins, bottom-line earnings growth will need to come from stronger revenues and at the time of this writing, revenues have been disappointing.

For most of the reporting period, the bond market remained relatively flat, moving up and down in a relatively narrow range. However, during May 2013, bond market volatility increased after Fed Chairman Ben Bernanke said that the Fed might change course if economic data continued to strengthen. Bond investors appeared to interpret his comments as a sign that the Fed might prematurely "taper" its stimulus measures. In my opinion, the bond market overreacted to Bernanke's comments. I believe he was only reiterating Fed policy -- that the U.S. central bank would start tapering when economic conditions warranted it.

The emerging markets, meanwhile, struggled during the reporting period. Many emerging markets countries are reliant on commodities and in the weak global economy, commodities were less in demand. Also, investors seemed concerned about inflation as well as rising input costs, which could pressure the profit margins of emerging markets companies. These are short-term challenges, in my view, and USAA Asset Management Company maintains a positive long-term outlook for the emerging markets.

As always, we will continue to monitor events, including shifts in Fed policy, economic trends, corporate earnings and other factors that could potentially affect your investments. Thank you for allowing us to help you with your investment needs.

Sincerely,

/S/ DANIEL S. MCNAMARA

Daniel S. McNamara
President
USAA Investment Management Company

Past performance is no guarantee of future results. o Emerging market countries are less diverse and mature than other countries and tend to be politically less stable.

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TABLE OF CONTENTS

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
FUND OBJECTIVE                                                                1

MANAGERS' COMMENTARY                                                          2

INVESTMENT OVERVIEW                                                           7

FINANCIAL INFORMATION

    Distributions to Shareholders                                            11

    Report of Independent Registered Public Accounting Firm                  12

    Portfolio of Investments                                                 13

    Notes to Portfolio of Investments                                        25

    Financial Statements                                                     28

    Notes to Financial Statements                                            31

EXPENSE EXAMPLE                                                              48

ADVISORY AGREEMENT(s)                                                        50

TRUSTEES' AND OFFICERS' INFORMATION                                          55

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2013, USAA. All rights reserved.

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FUND OBJECTIVE

THE USAA CORNERSTONE AGGRESSIVE FUND (THE FUND) SEEKS CAPITAL APPRECIATION OVER THE LONG TERM. THE FUND ALSO CONSIDERS THE POTENTIAL FOR CURRENT INCOME.

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TYPES OF INVESTMENTS

The Fund invests in equity securities, bonds, and money market instruments. The Fund will have a target asset class allocation of approximately 80% equity securities and 20% fixed-income securities. The actual asset class allocation can deviate from time to time from these targets as market conditions warrant. The implementation of the asset allocation may involve the extensive use of equity and fixed-income exchange-traded funds (ETFs). The Fund may invest in investment-grade and below-investment-grade securities.

The Fund also may use alternative investment strategies and other instruments from time to time, in an attempt to reduce its volatility over time and to enhance the Fund's return and diversification.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's set rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. If you wish to make such an election, please call USAA Asset Management Company at
(800) 531-USAA (8722).

If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

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                                                             FUND OBJECTIVE |  1

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MANAGERS' COMMENTARY ON THE FUND

USAA Asset Management Company

    JOHN P. TOOHEY, CFA                                  JULIANNE BASS, CFA
    WASIF A. LATIF                                       DAN DENBOW, CFA
    ARNOLD J. ESPE, CFA

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o   HOW DID THE USAA CORNERSTONE AGGRESSIVE FUND (THE FUND) PERFORM DURING THE
    ABBREVIATED REPORTING FROM JUNE 8, 2012, (THE FUND'S INCEPTION DATE) THROUGH MAY 31, 2013?

    The Fund returned 16.05% during the reporting period ended May 31, 2013. This compares to returns of 24.90% for the MSCI All-Country World Index and 1.16% for the Barclays U.S. Aggregate Bond Index.

    USAA Cornerstone Aggressive Fund is one of USAA's series of six funds that allow investors to choose a portfolio based on their risk tolerance and long-term goals. The Fund invests in a selection of USAA mutual funds and has a target asset class allocation of approximately 80% equity securities and 20% fixed-income securities.

o   WHAT SPECIFIC ELEMENTS OF YOUR POSITIONING HELPED PERFORMANCE?

    The majority of the Fund is allocated to stocks, which reflects our goal of maximizing long-term returns. Our equity allocation is diversified among large-cap U.S. stocks and exchange-traded funds (ETFs) that

    Refer to page 8 for benchmark definitions.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. o Diversification does not guarantee a profit or prevent a loss. o High double-digit returns are attributable, in part, to unusually favorable market conditions and may not be repeated or consistently achieved in the future.

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2  | USAA CORNERSTONE AGGRESSIVE FUND
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    provide exposure to U.S. mid-cap, U.S. small-cap, international-developed, emerging markets, and precious metals stocks.

    The Fund's equity allocation performed well during the past year. An environment of improving U.S. economic growth, robust corporate earnings, aggressive monetary policies by the world's central banks, and investors' hearty appetite for risk formed a nearly-ideal environment for stocks. Our portfolio of U.S. large-cap stocks emphasizes high-quality, dividend-paying companies with robust balance sheets and stable earnings growth. While this approach lagged slightly in the sharply rising market, we believe our strategy is appropriate given the uncertain outlook for global growth.

    We achieve our exposure to mid-cap, small-cap, and international-developed stocks through ETFs. All three market segments outpaced U.S. large-cap stocks, adding to the Fund's total return. We augmented our international portfolio with an ETF dedicated to European stocks, a position that we established in 2012 on the belief that valuations were reasonable and corporate earnings had room to rise. The European markets indeed rebounded from the debt crisis fears of 2010-2011, so this position made a positive contribution to the Fund's return.

    The Fund's fixed-income weighting is primarily invested in investment-grade bonds, with a modest allocation to high-yield bonds.

    The Fund's investment-grade bond allocation delivered strong returns during the past year and made a substantial positive contribution to the Fund's performance. The bond market -- despite suffering a downturn in May 2013 -- performed well for the full period in an environment of low inflation, the U.S. Federal Reserve's ongoing bond-buying program known as "quantitative easing," and investors' continued demand for income-producing assets.

    As the year progressed, we gradually shifted the bond segment of the portfolio to withstand an environment of rising bond yields and weaker total returns. We sought to achieve this through investments in select higher-yielding securities, which tend to be less interest-rate

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                                           MANAGERS' COMMENTARY ON THE FUND |  3

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    sensitive, and floating-rate bonds, which have yields that adjust upward with prevailing rates. We believe this approach will help protect some of the gains we have generated in the bond portfolio during the past year.

    The Fund also has an allocation to high-yield bonds, which performed well at a time of elevated investor risk appetites and continued demand for income-producing investments. As was the case in the investment-grade allocation, the performance of our high-yield positions were boosted by strong individual security selection.

o   WHAT ELEMENTS OF YOUR POSITIONING HURT PERFORMANCE?

    The weakest performance came from our allocations to emerging market equities and gold mining stocks. Emerging market stocks performed well on an absolute basis with a return in the mid-teens, but the asset class finished well behind the U.S. and international developed markets. The primary reason for the shortfall was the concern about slowing growth in key emerging economies, such as China, India, and Brazil.

    Gold mining stocks, for their part, suffered a substantial downturn and trailed the broader equity markets by a wide margin. The asset class suffered from an environment of weaker gold prices, tame headline inflation, and a strong U.S. dollar.

    Although our emerging market and precious metals positions underperformed in the short term, it's important to keep in mind that we structure the Fund's allocations based on our long-term views rather than attempting to chase short-term results. With respect to the emerging markets, for instance, we believe valuations appear

    Foreign investing is subject to additional risks, such as currency fluctuations, market illiquidity, and political instability. Emerging market countries are most volatile. Emerging market countries are less diverse and mature than other countries and tend to be politically less stable.
    o Precious metals and minerals is a volatile asset class and is subject to additional risks, such as currency fluctuation, market liquidity, political instability and increased price volatility. It may be more volatile than other asset classes that diversify across many industries and companies.

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4  | USAA CORNERSTONE AGGRESSIVE FUND

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    attractive in many regions, particularly given the potential for rising profit margins in the years ahead. In addition, many emerging market countries have stronger fundamentals than their developed market counterparts, as evidenced by the manageable levels of deficits and sovereign debt. We also continue to hold a favorable long-term view on gold mining stocks due to their attractive valuations and the potential that the aggressive policies of the world's central banks could lead to increased inflation in the coming years.

    Our option hedging strategy, which is designed to help mitigate against sharp sell-offs in the stock market, detracted from performance. When stocks perform as well as they did in the past year, the value of the securities we use to hedge declines in price. However, we believe this hedging strategy provides a "smoother ride" for the Fund by reducing the impact of short-term market volatility -- a potential benefit if the market environment grows less favorable in the months ahead.

o WHAT IS YOUR OUTLOOK FOR THE FINANCIAL MARKETS AS WE MOVE INTO THE SECOND HALF OF THE YEAR?

    We hold a fairly cautious outlook at this stage, since the substantial year-to-date gains for U.S. equities indicates that the upside may be limited from here. More important, we are not yet convinced that the U.S. economy has reached the ability to maintain sustainable growth without easy monetary and fiscal policies. Consensus estimates for 2013 gross domestic product growth remain below the long-term averages. Additionally, several factors could represent a headwind to the U.S. economy, including higher taxes for a large majority of American taxpayers, government spending cuts, and stubbornly high unemployment.

    On the plus side, certain pockets of the economy are beginning to show renewed strength. Many corporate balance sheets are flush with cash and provide the opportunity to increase dividends and invest for future growth. The United States is also experiencing a boom in

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                                           MANAGERS' COMMENTARY ON THE FUND |  5

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    domestic natural gas and oil production, leading to lower energy costs for businesses and consumers.

    While the economic picture may present a mixed bag, the performance of stocks and other higher-risk assets has been exceptional. The primary reason for this divergence is the massive liquidity being injected into the financial system by the world's central banks, which has fueled unusually high investor risk appetites and a widespread sense of complacency.

    As the stewards of our investors' capital, our response to this disconnect isn't to chase performance in the market's hottest sectors for the sake of short-term returns, but rather to look for ways to improve diversification and protect the portfolio against the full impact of market volatility. Although not all elements of our positioning worked during the past year, our goal is to capture as much market upside as possible, while at the same time protecting capital and managing risk. We believe the value of this approach will be evident in the Fund's performance through the ups and downs of the market.

    Thank you for your investment in the Fund.

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6  | USAA CORNERSTONE AGGRESSIVE FUND

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INVESTMENT OVERVIEW

USAA CORNERSTONE AGGRESSIVE FUND (THE FUND)
(Ticker Symbol: UCAGX)


--------------------------------------------------------------------------------
                                                                     5/31/13
--------------------------------------------------------------------------------

Net Assets                                                        $83.6 Million
Net Asset Value Per Share                                             $11.30

--------------------------------------------------------------------------------
                    AVERAGE ANNUAL TOTAL RETURN AS OF 5/31/13
--------------------------------------------------------------------------------
                             Since Inception 6/8/12*

                                     16.05%


--------------------------------------------------------------------------------
                                EXPENSE RATIOS**
--------------------------------------------------------------------------------

  Before Reimbursement   1.38%                     After Reimbursement   1.14%


               (Includes acquired fund fees and expenses of 0.04%)

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*Total returns for periods of less than one year are not annualized. This return is cumulative.

**The expense ratios are reported in the Fund's prospectus dated October 1, 2012, and are based on estimated expenses for the current fiscal year. USAA Asset Management Company (the Manager) has agreed, through October 1, 2013, to make payments or waive management, administration, and other fees to limit the expenses of the Fund so that the total annual operating expenses (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 1.10%, of the Fund's average net assets. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Fund's Board of Trustees and may be changed or terminated by the Manager at any time after October 1, 2013. If the total annual operating expense ratio of the Fund is lower than 1.10%, the Fund will operate at the lower expense ratio. These estimated expense ratios may differ from the expense ratios disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions or the redemption of shares.

High double-digit returns are attributable, in part, to unusually favorable market conditions and may not be repeated or consistently achieved in the future.

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                                                        INVESTMENT OVERVIEW |  7

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                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

           MSCI ALL-COUNTRY     USAA CORNERSTONE        BARCLAYS U.S.
             WORLD INDEX        AGGRESSIVE FUND     AGGREGATE BOND INDEX
05/31/12     $10,000.00           $10,000.00             $10,000.00
06/30/12      10,493.89            10,330.00              10,003.92
07/31/12      10,637.55            10,390.00              10,141.91
08/31/12      10,868.84            10,610.00              10,148.53
09/30/12      11,211.17            10,850.00              10,162.50
10/31/12      11,136.45            10,810.00              10,182.49
11/30/12      11,278.85            10,870.00              10,198.56
12/31/12      11,534.33            11,071.06              10,184.04
01/31/13      12,065.70            11,399.70              10,112.81
02/28/13      12,063.82            11,327.81              10,163.50
03/31/13      12,281.81            11,502.40              10,171.61
04/30/13      12,635.33            11,656.45              10,274.54
05/31/13      12,600.66            11,605.10              10,091.22

                                   [END CHART]

                         *Data from 5/31/12 to 5/31/13.

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Cornerstone Aggressive Fund to the following benchmarks:

o The unmanaged MSCI All-Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

o The unmanaged Barclays U.S. Aggregate Bond Index covers the U.S. investment-grade fixed-rate bond market, including government and credit securities, agency mortgage pass-through securities, asset-backed securities, and commercial mortgage-backed securities that have remaining maturities of more than one year.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index.

*The performance of the MSCI All-Country World Index and the Barclays U.S. Aggregate Bond Index are calculated from the end of the month, May 31, 2012, while the Cornerstone Aggressive Fund's inception date is June 8, 2012. There may be a slight variation of the performance numbers because of this difference.

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8  | USAA CORNERSTONE AGGRESSIVE FUND

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                              o TOP 10 HOLDINGS* o
                                  AS OF 5/31/13
                                (% of Net Assets)

iShares MSCI EAFE Index Fund** ..........................................  19.6%
Vanguard FTSE Emerging Markets ETF** ....................................   4.0%
iShares Russell 2000 Index Fund** .......................................   3.5%
iShares Core MSCI Emerging Markets ETF** ................................   2.9%
Market Vectors Gold Miners ETF ..........................................   2.7%
iShares Core S&P Mid-Cap ETF** ..........................................   2.7%
Gilead Sciences, Inc. ...................................................   1.3%
SPDR Gold Trust .........................................................   1.1%
Microsoft Corp. .........................................................   1.1%
iShares MSCI EMU Index Fund** ...........................................   1.0%

 * Excludes money market instruments.

** The Fund may rely on certain Securities and Exchange Commission (SEC) exemptive orders or rules that permit funds meeting various conditions to invest in an exchange-traded fund (ETF) in amounts exceeding limits set forth in the Investment Company Act of 1940, as amended, that would otherwise be applicable.

You will find a complete list of securities that the Fund owns on pages 13-24.

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                                                        INVESTMENT OVERVIEW |  9

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                       o ASSET ALLOCATION -- 5/31/2013* o

                         [PIE CHART OF ASSET ALLOCATION]

U.S. EQUITY SECURITIES                                                     36.8%
INTERNATIONAL EQUITY SECURITIES                                            33.3%
CORPORATE OBLIGATIONS                                                       7.4%
PRECIOUS METALS AND COMMODITY-RELATED SECURITIES                            4.5%
U.S. TREASURY SECURITIES                                                    3.6%
EURODOLLAR AND YANKEE OBLIGATIONS                                           3.3%
COMMERCIAL MORTGAGE SECURITIES                                              2.5%
GLOBAL REAL ESTATE EQUITY SECURITIES                                        0.2%
MONEY MARKET INSTRUMENTS                                                    9.8%

                                   [END CHART]

* The Fund may rely on certain Securities and Exchange Commission (SEC) exemptive orders or rules that permit funds meeting various conditions to invest in an exchange-traded fund (ETF) in amounts exceeding limits set forth in the Investment Company Act of 1940, as amended, that would otherwise be applicable.

Excludes options.

Percentages are of the net assets of the Fund and may not equal 100%.

You will find a complete list of securities that the Fund owns on pages 13-24.

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10  | USAA CORNERSTONE AGGRESSIVE FUND

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DISTRIBUTIONS TO SHAREHOLDERS

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The following federal tax information related to the Fund's fiscal period ended
May 31, 2013, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2014.

20.32% of ordinary income distributions qualify for the dividends-received deductions eligible to corporations.

For the fiscal period ended May 31, 2013, the Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends taxed at individual net capital gain rates.

For the fiscal period ended May 31, 2013, certain dividends paid by the Fund qualify as interest-related dividends. The Fund designates $252,000 as qualifying interest income.

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                                             DISTRIBUTIONS TO SHAREHOLDERS |  11

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

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THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA CORNERSTONE AGGRESSIVE FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the USAA Cornerstone Aggressive Fund (one of the portfolios constituting USAA Mutual Funds Trust) (the "Fund") as of May 31, 2013, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the period from June 8, 2012 (commencement of operations) to May 31, 2013. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA Cornerstone Aggressive Fund at May 31, 2013, and the results of its operations, the changes in its net assets, and the financial highlights for the period from June 8, 2012 (commencement of operations) to May 31, 2013, in conformity with U.S. generally accepted accounting principles.

                                                           /S/ ERNST & YOUNG LLP

San Antonio, Texas
July 19, 2013

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12  | USAA CORNERSTONE AGGRESSIVE FUND

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PORTFOLIO OF INVESTMENTS

May 31, 2013

--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
                                                                                                    MARKET
NUMBER OF                                                                                            VALUE
SHARES       SECURITY                                                                                (000)
----------------------------------------------------------------------------------------------------------
U.S.EQUITY SECURITIES (36.8%)

COMMON STOCKS (29.2%)

CONSUMER DISCRETIONARY (2.9%)
-----------------------------
ADVERTISING (0.1%)
    1,300    Omnicom Group, Inc.                                                                   $    81
                                                                                                   -------
AUTOMOTIVE RETAIL (0.0%)
      355    CST Brands, Inc.                                                                           11
                                                                                                   -------
CABLE & SATELLITE (0.4%)
    7,850    Comcast Corp. "A"                                                                         315
                                                                                                   -------
DEPARTMENT STORES (0.3%)
    5,300    Kohl's Corp.                                                                              272
                                                                                                   -------
HOME IMPROVEMENT RETAIL (0.3%)
    5,840    Lowe's Companies, Inc.                                                                    246
                                                                                                   -------
HOMEFURNISHING RETAIL (0.2%)
    2,050    Bed Bath & Beyond, Inc.*                                                                  140
                                                                                                   -------
HOTELS, RESORTS & CRUISE LINES (0.9%)
    3,700    Hyatt Hotels Corp. "A"*                                                                   152
   17,150    Royal Caribbean Cruises Ltd.                                                              601
                                                                                                   -------
                                                                                                       753
                                                                                                   -------
MOVIES & ENTERTAINMENT (0.4%)
    5,200    Walt Disney Co.                                                                           328
                                                                                                   -------
SPECIALIZED CONSUMER SERVICES (0.2%)
    4,800    H&R Block, Inc.                                                                           141
                                                                                                   -------
SPECIALTY STORES (0.1%)
    2,050    PetSmart, Inc.                                                                            138
                                                                                                   -------
             Total Consumer Discretionary                                                            2,425
                                                                                                   -------
CONSUMER STAPLES (2.6%)
-----------------------
DRUG RETAIL (0.8%)
    8,950    CVS Caremark Corp.                                                                        515
    2,500    Walgreen Co.                                                                              120
                                                                                                   -------
                                                                                                       635
                                                                                                   -------
FOOD DISTRIBUTORS (0.1%)
    3,800    Sysco Corp.                                                                               128
                                                                                                   -------
HOUSEHOLD PRODUCTS (0.4%)
    4,300    Procter & Gamble Co.                                                                      330
                                                                                                   -------
HYPERMARKETS & SUPER CENTERS (0.4%)
    4,290    Wal-Mart Stores, Inc.                                                                     321
                                                                                                   -------
SOFT DRINKS (0.4%)
    4,700    PepsiCo, Inc.                                                                             380
                                                                                                   -------
TOBACCO (0.5%)
    4,350    Philip Morris International, Inc.                                                         395
                                                                                                   -------
             Total Consumer Staples                                                                  2,189
                                                                                                   -------
ENERGY (2.4%)
-------------
INTEGRATED OIL & GAS (1.6%)
    4,550    Chevron Corp.                                                                             559
    8,320    Occidental Petroleum Corp.                                                                766
                                                                                                   -------
                                                                                                     1,325
                                                                                                   -------
OIL & GAS EQUIPMENT & SERVICES (0.5%)
   10,040    Halliburton Co.                                                                           420
                                                                                                   -------
OIL & GAS EXPLORATION & PRODUCTION (0.1%)
    1,390    Apache Corp.                                                                              114
                                                                                                   -------
OIL & GAS REFINING & MARKETING (0.2%)
    3,200    Valero Energy Corp.                                                                       130
                                                                                                   -------
             Total Energy                                                                            1,989
                                                                                                   -------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  13

================================================================================

----------------------------------------------------------------------------------------------------------
                                                                                                    MARKET
NUMBER OF                                                                                            VALUE
SHARES       SECURITY                                                                                (000)
----------------------------------------------------------------------------------------------------------
FINANCIALS (5.2%)
-----------------
ASSET MANAGEMENT & CUSTODY BANKS (0.4%)
      530    BlackRock, Inc.                                                                       $   148
    2,300    State Street Corp.                                                                        152
                                                                                                   -------
                                                                                                       300
                                                                                                   -------
CONSUMER FINANCE (0.6%)
    7,620    Capital One Financial Corp.                                                               464
                                                                                                   -------
DIVERSIFIED BANKS (0.4%)
    8,430    Wells Fargo & Co.                                                                         342
                                                                                                   -------
LIFE & HEALTH INSURANCE (0.3%)
    6,570    MetLife, Inc.                                                                             291
                                                                                                   -------
MULTI-LINE INSURANCE (0.4%)
    7,500    American International Group, Inc.*                                                       333
                                                                                                   -------
OTHER DIVERSIFIED FINANCIAL SERVICES (1.5%)
   13,810    Citigroup, Inc.                                                                           718
   10,510    JPMorgan Chase & Co.                                                                      574
                                                                                                   -------
                                                                                                     1,292
                                                                                                   -------
REGIONAL BANKS (1.3%)
    8,100    BB&T Corp.                                                                                267
   11,700    CIT Group, Inc.*                                                                          539
    4,000    PNC Financial Services Group, Inc.                                                        286
                                                                                                   -------
                                                                                                     1,092
                                                                                                   -------
SPECIALIZED FINANCE (0.3%)
    1,220    IntercontinentalExchange, Inc.*                                                           209
                                                                                                   -------
             Total Financials                                                                        4,323
                                                                                                   -------
HEALTH CARE (5.4%)
------------------
BIOTECHNOLOGY (1.3%)
   20,200    Gilead Sciences, Inc.*                                                                  1,100
                                                                                                   -------
HEALTH CARE DISTRIBUTORS (0.6%)
   10,010    Cardinal Health, Inc.                                                                     470
                                                                                                   -------
HEALTH CARE EQUIPMENT (0.1%)
      930    Varian Medical Systems, Inc.*                                                              62
                                                                                                   -------
HEALTH CARE SERVICES (0.1%)
    1,750    Express Scripts Holding Co.*                                                              109
                                                                                                   -------
LIFE SCIENCES TOOLS & SERVICES (0.4%)
    3,360    Thermo Fisher Scientific, Inc.                                                            297
                                                                                                   -------
MANAGED HEALTH CARE (0.2%)
    3,350    UnitedHealth Group, Inc.                                                                  210
                                                                                                   -------
PHARMACEUTICALS (2.7%)
   13,600    AbbVie, Inc.                                                                              580
    2,600    Allergan, Inc.                                                                            259
    8,290    Johnson & Johnson                                                                         698
   27,370    Pfizer, Inc.                                                                              745
                                                                                                   -------
                                                                                                     2,282
                                                                                                   -------
             Total Health Care                                                                       4,530
                                                                                                   -------
INDUSTRIALS (2.6%)
------------------
AEROSPACE & DEFENSE (1.3%)
    4,800    Boeing Co.                                                                                475
    4,200    Raytheon Co.                                                                              280
    3,410    United Technologies Corp.                                                                 324
                                                                                                   -------
                                                                                                     1,079
                                                                                                   -------
AIR FREIGHT & LOGISTICS (0.5%)
    4,490    United Parcel Service, Inc. "B"                                                           386
                                                                                                   -------
INDUSTRIAL CONGLOMERATES (0.7%)
    4,380    Danaher Corp.                                                                             271
   12,880    General Electric Co.                                                                      300
                                                                                                   -------
                                                                                                       571
                                                                                                   -------
INDUSTRIAL MACHINERY (0.1%)
    1,400    Stanley Black & Decker, Inc.                                                              111
                                                                                                   -------
             Total Industrials                                                                       2,147
                                                                                                   -------
INFORMATION TECHNOLOGY (7.0%)
-----------------------------
APPLICATION SOFTWARE (0.3%)
    6,500    Adobe Systems, Inc.*                                                                      279
                                                                                                   -------
COMMUNICATIONS EQUIPMENT (2.0%)
   28,550    Cisco Systems, Inc.                                                                       687

================================================================================

14  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

----------------------------------------------------------------------------------------------------------
                                                                                                    MARKET
NUMBER OF                                                                                            VALUE
SHARES       SECURITY                                                                                (000)
----------------------------------------------------------------------------------------------------------
    7,349    Motorola Solutions, Inc.                                                              $   426
    8,570    QUALCOMM, Inc.                                                                            544
                                                                                                   -------
                                                                                                     1,657
                                                                                                   -------
COMPUTER HARDWARE (1.2%)
    1,455    Apple, Inc.                                                                               654
   16,000    Hewlett-Packard Co.                                                                       391
                                                                                                   -------
                                                                                                     1,045
                                                                                                   -------
INTERNET SOFTWARE & SERVICES (1.3%)
      865    Google, Inc. "A"*                                                                         753
   11,200    Yahoo! Inc.*                                                                              295
                                                                                                   -------
                                                                                                     1,048
                                                                                                   -------
SEMICONDUCTORS (0.4%)
    7,890    Intel Corp.                                                                               191
    3,700    Texas Instruments, Inc.                                                                   133
                                                                                                   -------
                                                                                                       324
                                                                                                   -------
SYSTEMS SOFTWARE (1.8%)
   24,800    Microsoft Corp.                                                                           865
   17,800    Oracle Corp.                                                                              601
                                                                                                   -------
                                                                                                     1,466
                                                                                                   -------
             Total Information Technology                                                            5,819
                                                                                                   -------
MATERIALS (0.8%)
----------------
DIVERSIFIED CHEMICALS (0.2%)
    2,700    E.I. du Pont de Nemours & Co.                                                             151
                                                                                                   -------
FERTILIZERS & AGRICULTURAL CHEMICALS (0.3%)
    2,400    Monsanto Co.(a)                                                                           242
                                                                                                   -------
PAPER PACKAGING (0.2%)
    4,500    Bemis Co., Inc.                                                                           176
                                                                                                   -------
PAPER PRODUCTS (0.1%)
    3,020    International Paper Co.                                                                   139
                                                                                                   -------
             Total Materials                                                                           708
                                                                                                   -------
TELECOMMUNICATION SERVICES (0.3%)
---------------------------------
INTEGRATED TELECOMMUNICATION SERVICES (0.3%)
    8,500    CenturyLink, Inc.                                                                         290
                                                                                                   -------
             Total Common Stocks (cost: $22,151)                                                    24,420
                                                                                                   -------
PREFERRED STOCKS (0.6%)

CONSUMER STAPLES (0.2%)
-----------------------
AGRICULTURAL PRODUCTS (0.2%)
    1,000    Dairy Farmers of America, Inc.,
               7.88%, cumulative redeemable, perpetual(b)                                              110
                                                                                                   -------
ENERGY (0.3%)
-------------
OIL & GAS EXPLORATION & PRODUCTION (0.2%)
      200    Chesapeake Energy Corp., 5.75%, perpetual(b)                                              219
                                                                                                   -------
OIL & GAS STORAGE & TRANSPORTATION (0.1%)
       50    Kinder Morgan, Inc.(b)                                                                     44
                                                                                                   -------
             Total Energy                                                                              263
                                                                                                   -------
FINANCIALS (0.1%)
-----------------
REGIONAL BANKS (0.1%)
      100    M&T Bank Corp., 5.00%, perpetual, 6.38%, 11/15/2013(c)                                    105
                                                                                                   -------
             Total Preferred Stocks (cost: $441)                                                       478
                                                                                                   -------
EXCHANGE-TRADED FUNDS (7.0%)
   18,610    iShares Core S&P Mid-Cap ETF(a)                                                         2,202
    8,392    iShares Core S&P Small-Cap ETF                                                            761
   29,944    iShares Russell 2000 Index Fund(a)                                                      2,930
                                                                                                   -------
             Total Exchange-Traded Funds (cost: $4,946)                                              5,893
                                                                                                   -------
             Total U.S. Equity Securities (cost: $27,538)                                           30,791
                                                                                                   -------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  15

================================================================================

----------------------------------------------------------------------------------------------------------
                                                                                                    MARKET
NUMBER OF                                                                                            VALUE
SHARES       SECURITY                                                                                (000)
----------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY SECURITIES (33.3%)

COMMON STOCKS (2.8%)

CONSUMER STAPLES (0.4%)
-----------------------
BREWERS (0.1%)
    1,100    Anheuser-Busch InBev N.V. ADR                                                         $   101
                                                                                                   -------
PACKAGED FOODS & MEAT (0.3%)
    5,200    Unilever N.V.                                                                             212
                                                                                                   -------
             Total Consumer Staples                                                                    313
                                                                                                   -------
ENERGY (0.4%)
-------------
OIL & GAS DRILLING (0.4%)
    6,050    Transocean Ltd.                                                                           304
                                                                                                   -------
INDUSTRIALS (1.3%)
------------------
ELECTRICAL COMPONENTS & EQUIPMENT (0.8%)
    9,950    Eaton Corp. plc                                                                           657
                                                                                                   -------
RAILROADS (0.5%)
    3,400    Canadian Pacific Railway Ltd.                                                             449
                                                                                                   -------
             Total Industrials                                                                       1,106
                                                                                                   -------
INFORMATION TECHNOLOGY (0.2%)
-----------------------------
SEMICONDUCTORS (0.2%)
    5,500    NXP Semiconductors N.V.*                                                                  170
                                                                                                   -------
MATERIALS (0.1%)
----------------
DIVERSIFIED METALS & MINING (0.1%)
    2,900    Rio Tinto plc ADR                                                                         124
                                                                                                   -------
TELECOMMUNICATION SERVICES (0.4%)
---------------------------------
WIRELESS TELECOMMUNICATION SERVICES (0.4%)
   12,400    Vodafone Group plc ADR                                                                    359
                                                                                                   -------
             Total Common Stocks (cost: $2,197)                                                      2,376
                                                                                                   -------
EXCHANGE-TRADED FUNDS (30.5%)
    2,000    EGShares Emerging Markets Consumer ETF                                                     53
   50,022    iShares Core MSCI Emerging Markets ETF                                                  2,462
  272,699    iShares MSCI EAFE Index Fund(a)                                                        16,384
   23,593    iShares MSCI EMU Index Fund                                                               825
    2,000    iShares MSCI Indonesia Investable Market Index Fund                                        68
    5,000    iShares MSCI Malaysia Index Fund                                                           80
    2,000    iShares MSCI Philippines Investable Market Index Fund                                      78
    6,000    iShares MSCI Russia Capped Index Fund                                                     121
   45,000    iShares MSCI Taiwan Index Fund                                                            614
    1,000    iShares MSCI Thailand Capped Investable Market Index Fund                                  85
    2,000    iShares MSCI Turkey Investable Market Index Fund                                          139
   31,044    iShares MSCI United Kingdom Index Fund                                                    583
    2,000    SPDR S&P Emerging Markets SmallCap ETF                                                     96
   80,240    Vanguard FTSE Emerging Markets ETF(a)                                                   3,331
    8,000    WisdomTree Emerging Markets SmallCap Dividend Fund                                        406
    8,000    WisdomTree India Earnings Fund                                                            141
                                                                                                   -------
             Total Exchange-Traded Funds (cost: $23,362)                                            25,466
                                                                                                   -------
             Total International Equity Securities (cost: $25,559)                                  27,842
                                                                                                   -------

================================================================================

16  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

----------------------------------------------------------------------------------------------------------
                                                                                                    MARKET
NUMBER OF                                                                                            VALUE
SHARES       SECURITY                                                                                (000)
----------------------------------------------------------------------------------------------------------
PRECIOUS METALS AND COMMODITY-RELATED SECURITIES (4.5%)

EXCHANGE-TRADED FUNDS (4.5%)
   75,881    Market Vectors Gold Miners ETF(a)                                                     $ 2,239
   41,426    Market Vectors Junior Gold Miners ETF                                                     496
    7,300    SPDR Gold Trust*                                                                          978
                                                                                                   -------
             Total Exchange-Traded Funds (cost: $4,790)                                              3,713
                                                                                                   -------
             Total Precious Metals and Commodity - Related Securities (cost: $4,790)                 3,713
                                                                                                   -------

GLOBAL REAL ESTATE EQUITY SECURITIES (0.2%)

PREFERRED STOCKS (0.2%)

REITs - Office (0.2%)
    3,000    CommonWealth REIT, 6.50%, perpetual                                                        72
    4,000    CommonWealth REIT, Series E, 7.25%, cumulative redeemable, perpetual                      104
                                                                                                   -------
             Total REITs - Office                                                                      176
                                                                                                   -------
             Total Preferred Stocks (cost: $176)                                                       176
                                                                                                   -------
             Total Global Real Estate Equity Securities (cost: $176)                                   176
                                                                                                   -------

----------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                           MARKET
AMOUNT                                                               COUPON                          VALUE
(000)        SECURITY                                                 RATE         MATURITY          (000)
----------------------------------------------------------------------------------------------------------
             BONDS (16.8%)

             CORPORATE OBLIGATIONS (7.4%)

             CONSUMER DISCRETIONARY (0.2%)
             -----------------------------
             PUBLISHING (0.1%)
$     100    McGraw-Hill Global Education Holdings, LLC(b)            9.75%        4/01/2021       $   104
                                                                                                   -------
             TEXTILES (0.1%)
      100    SIWF Merger Sub, Inc.(b),(d)                             6.25         6/01/2021           100
                                                                                                   -------
             Total Consumer Discretionary                                                              204
                                                                                                   -------
             ENERGY (1.9%)
             -------------
             COAL & CONSUMABLE FUELS (0.1%)
       50    Arch Coal, Inc.(b)                                       9.88         6/15/2019            52
                                                                                                   -------
             OIL & GAS EXPLORATION & PRODUCTION (0.7%)
      100    Alta Mesa Holdings, LP                                   9.63        10/15/2018           108
       50    Halcon Resources Corp.                                   8.88         5/15/2021            51
      100    Midstates Petroleum Co., Inc.(b)                         9.25         6/01/2021            99
      100    NFR Energy, LLC(e)                                       8.75        12/31/2018           103
      100    Penn Virginia Corp.(b)                                   8.50         5/01/2020           100

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  17

================================================================================

----------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                           MARKET
AMOUNT                                                               COUPON                          VALUE
(000)        SECURITY                                                 RATE         MATURITY          (000)
----------------------------------------------------------------------------------------------------------
$      50    Quicksilver Resources, Inc.                             11.75%        1/01/2016       $    53
       50    Rex Energy Corp.(b)                                      8.88        12/01/2020            54
       50    Samson Investment Co.(e)                                 6.00         9/25/2018            50
                                                                                                   -------
                                                                                                       618
                                                                                                   -------
             OIL & GAS REFINING & MARKETING (0.1%)
       50    Northern Tier Energy, LLC(b)                             7.13        11/15/2020            53
                                                                                                   -------
             OIL & GAS STORAGE & TRANSPORTATION (1.0%)
      100    Enbridge Energy Partners, LP                             8.05        10/01/2037           117
      100    Enterprise Products Operating, LP                        7.00         6/01/2067           109
      100    Martin Midstream Partners, LP(b)                         7.25         2/15/2021           105
        8    NuStar Logistics, LP                                     7.63         1/15/2043           217
      300    Southern Union Co.                                       3.29(f)     11/01/2066           276
                                                                                                   -------
                                                                                                       824
                                                                                                   -------
             Total Energy                                                                            1,547
                                                                                                   -------
             FINANCIALS (3.9%)
             -----------------
             ASSET MANAGEMENT & CUSTODY BANKS (0.4%)
      300    State Street Capital Trust IV                            1.28(f)      6/15/2037           254
       49    Walter Investment Management Corp.(e)                    5.75        11/28/2017            50
                                                                                                   -------
                                                                                                       304
                                                                                                   -------
             CONSUMER FINANCE (0.1%)
      100    American Express Co.                                     6.80         9/01/2066           110
                                                                                                   -------
             LIFE & HEALTH INSURANCE (1.2%)
        8    Delphi Financial Group, Inc.                             7.38         5/15/2037           201
      300    Lincoln National Corp.                                   7.00         5/17/2066           313
      100    MetLife, Inc.                                            6.40        12/15/2036           114
      100    Prudential Financial, Inc.                               5.63         6/15/2043           106
      250    StanCorp Financial Group, Inc.                           6.90         6/01/2067           258
                                                                                                   -------
                                                                                                       992
                                                                                                   -------
             MULTI-LINE INSURANCE (1.0%)
      225    Genworth Holdings, Inc.                                  6.15        11/15/2066           212
      250    Glen Meadow Pass-Through Trust(b)                        6.51         2/12/2067           244
      200    Nationwide Mutual Insurance Co.(b)                       5.81        12/15/2024           206
      150    ZFS Finance USA Trust V(b)                               6.50         5/09/2037           164
                                                                                                   -------
                                                                                                       826
                                                                                                   -------
             OTHER DIVERSIFIED FINANCIAL SERVICES (0.5%)
      100    GE Capital Trust I                                       6.38        11/15/2067           107
       50    General Electric Capital Corp.                           6.38        11/15/2067            53
       75    ILFC E-Capital Trust I(b)                                4.68(f)     12/21/2065            68
      200    JPMorgan Chase Capital XXI                               1.22(f)      2/02/2037           161
                                                                                                   -------
                                                                                                       389
                                                                                                   -------

================================================================================

18  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

----------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                           MARKET
AMOUNT                                                               COUPON                          VALUE
(000)        SECURITY                                                 RATE         MATURITY          (000)
----------------------------------------------------------------------------------------------------------
             PROPERTY & CASUALTY INSURANCE (0.5%)
$     200    Allstate Corp.                                           6.13%        5/15/2037       $   221
      150    HSB Group, Inc.                                          1.19(f)      7/15/2027           122
      100    Progressive Corp.                                        6.70         6/15/2037           113
                                                                                                   -------
                                                                                                       456
                                                                                                   -------
             REGIONAL BANKS (0.2%)
       50    First Maryland Capital Trust I                           1.28(f)      1/15/2027            42
      100    Fulton Capital Trust I                                   6.29         2/01/2036           100
       50    Regions Financial Corp.                                  7.75        11/10/2014            55
                                                                                                   -------
                                                                                                       197
                                                                                                   -------
             Total Financials                                                                        3,274
                                                                                                   -------
             INDUSTRIALS (0.2%)
             ------------------
             AEROSPACE & DEFENSE (0.1%)
       50    Textron Financial Corp.(b)                               6.00         2/15/2067            46
                                                                                                   -------
             AIRLINES (0.1%)
       70    Continental Airlines, Inc. "B" Pass-Through Trust        6.25         4/11/2020            75
       59    United Air Lines, Inc. Pass-Through Trust(b)            12.00         7/15/2017            67
                                                                                                   -------
                                                                                                       142
                                                                                                   -------
             Total Industrials                                                                         188
                                                                                                   -------
             INFORMATION TECHNOLOGY (0.1%)
             -----------------------------
             DATA PROCESSING & OUTSOURCED SERVICES (0.1%)
       50    First Data Corp.(b)                                      6.75        11/01/2020            52
                                                                                                   -------
             TELECOMMUNICATION SERVICES (0.2%)
             ---------------------------------
             INTEGRATED TELECOMMUNICATION SERVICES (0.1%)
        4    Qwest Corp.                                              7.50         9/15/2051           110
                                                                                                   -------
             WIRELESS TELECOMMUNICATION SERVICES (0.1%)
       50    MetroPCS Wireless, Inc.(b)                               6.25         4/01/2021            53
                                                                                                   -------
             Total Telecommunication Services                                                          163
                                                                                                   -------
             UTILITIES (0.9%)
             ----------------
             ELECTRIC UTILITIES (0.4%)
      100    NextEra Energy Capital Holdings, Inc.                    6.35        10/01/2066           106
       50    NextEra Energy Capital Holdings, Inc.                    6.65         6/15/2067            54
      100    PPL Capital Funding, Inc.                                6.70         3/30/2067           106
      125    Texas Competitive Electric Holdings Co., LLC(e)          4.72        10/10/2017            91
                                                                                                   -------
                                                                                                       357
                                                                                                   -------
             MULTI-UTILITIES (0.5%)
       50    Dominion Resources, Inc.                                 7.50         6/30/2066            55
       50    Dominion Resources, Inc.                                 2.58(f)      9/30/2066            48

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  19

================================================================================

----------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                           MARKET
AMOUNT                                                               COUPON                          VALUE
(000)        SECURITY                                                 RATE         MATURITY          (000)
----------------------------------------------------------------------------------------------------------
$     200    Integrys Energy Group, Inc.                              6.11%       12/01/2066       $   212
      100    Puget Sound Energy, Inc.                                 6.97         6/01/2067           107
                                                                                                   -------
                                                                                                       422
                                                                                                   -------
             Total Utilities                                                                           779
                                                                                                   -------
             Total Corporate Obligations (cost: $5,867)                                              6,207
                                                                                                   -------

             EURODOLLAR AND YANKEE OBLIGATIONS (3.3%)

             CONSUMER STAPLES (0.2%)
             -----------------------
             PACKAGED FOODS & MEAT (0.2%)
      100    Fage USA Dairy Industry, Inc.(b)                         9.88         2/01/2020           111
       50    JBS S.A.                                                10.50         8/04/2016            58
                                                                                                   -------
             Total Consumer Staples                                                                    169
                                                                                                   -------
             ENERGY (0.2%)
             -------------
             OIL & GAS STORAGE & TRANSPORTATION (0.2%)
      200    TransCanada Pipelines Ltd.                               6.35         5/15/2067           214
                                                                                                   -------
             FINANCIALS (1.9%)
             -----------------
             DIVERSIFIED BANKS (0.7%)
      100    Barclays Bank plc                                        0.69(f)              -(g)         58
       50    Barclays Bank plc(b)                                     7.70(f)              -(g)         54
      100    Barclays Bank plc                                        0.69(f)              -(g)         59
      200    HSBC Bank plc                                            0.61(f)              -(g)        120
      200    HSBC Bank plc                                            0.75(f)              -(g)        120
      100    Lloyds TSB Bank plc                                      0.56(f)              -(g)         55
      100    Royal Bank of Scotland plc                               9.50(f)      3/16/2022           118
                                                                                                   -------
                                                                                                       584
                                                                                                   -------
             LIFE & HEALTH INSURANCE (0.1%)
       50    Great-West Life & Annuity Insurance Capital, LP(b)       7.15         5/16/2046            53
                                                                                                   -------
             PROPERTY & CASUALTY INSURANCE (0.9%)
      250    Ironshore Holdings, Inc.(b)                              8.50         5/15/2020           292
      295    Oil Insurance Ltd.(b)                                    3.27(f)              -(g)        250
      200    QBE Capital Funding III Ltd.(b)                          7.25         5/24/2041           216
                                                                                                   -------
                                                                                                       758
                                                                                                   -------
             REINSURANCE (0.2%)
       50    Platinum Underwriters Finance, Inc.                      7.50         6/01/2017            57
      100    Swiss Re Capital I, LP(b)                                6.85                 -(g)        108
                                                                                                   -------
                                                                                                       165
                                                                                                   -------
             Total Financials                                                                        1,560
                                                                                                   -------

================================================================================

20  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

----------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                           MARKET
AMOUNT                                                               COUPON                          VALUE
(000)        SECURITY                                                 RATE         MATURITY          (000)
----------------------------------------------------------------------------------------------------------
             HEALTH CARE (0.1%)
             ------------------
             BIOTECHNOLOGY (0.1%)
$     100    Elan Finance Services plc(b)                             6.25%        6/15/2021       $   101
                                                                                                   -------
             INDUSTRIALS (0.3%)
             ------------------
             INDUSTRIAL CONGLOMERATES (0.2%)
      150    Hutchison Whampoa International Ltd.(b)                  6.00                 -(g)        159
                                                                                                   -------
             MARINE (0.1%)
      100    Navios Maritime Holdings, Inc.                           8.88        11/01/2017           106
                                                                                                   -------
             Total Industrials                                                                         265
                                                                                                   -------
             MATERIALS (0.3%)
             ----------------
             CONSTRUCTION MATERIALS (0.1%)
       50    Cemex Espana Luxembourg(b)                               9.88         4/30/2019            56
                                                                                                   -------
             DIVERSIFIED METALS & MINING (0.1%)
      100    Vedanta Resources plc(b),(d)                             6.00         1/31/2019           100
                                                                                                   -------
             GOLD (0.1%)
      100    St. Barbara Ltd.(b)                                      8.88         4/15/2018            97
                                                                                                   -------
             Total Materials                                                                           253
                                                                                                   -------
             TELECOMMUNICATION SERVICES (0.1%)
             ---------------------------------
             WIRELESS TELECOMMUNICATION SERVICES (0.1%)
       50    Altice Financing S.A.(b)                                 7.88        12/15/2019            56
                                                                                                   -------
             UTILITIES (0.2%)
             ----------------
             ELECTRIC UTILITIES (0.2%)
      150    Electricite De France S.A.                               5.25                 -(g)        151
                                                                                                   -------
             Total Eurodollar and Yankee Obligations (cost: $2,626)                                  2,769
                                                                                                   -------
             COMMERCIAL MORTGAGE SECURITIES (2.5%)

             FINANCIALS (2.5%)
             -----------------
             COMMERCIAL MORTGAGE-BACKED SECURITIES (2.5%)
      100    Banc of America Commercial Mortgage, Inc.                5.86         7/10/2044           106
       65    Banc of America Merrill Lynch Commercial
               Mortgage, Inc.                                         4.77         7/10/2043            65
       91    Banc of America Merrill Lynch Commercial
               Mortgage, Inc.(b)                                      5.94         9/10/2047            96
       50    Bear Stearns Commercial Mortgage Securities, Inc.        5.49        12/11/2040            45
      100    Bear Stearns Commercial Mortgage Securities, Inc.        4.75         6/11/2041           105

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  21

================================================================================

----------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                           MARKET
AMOUNT                                                               COUPON                          VALUE
(000)        SECURITY                                                 RATE         MATURITY          (000)
----------------------------------------------------------------------------------------------------------
$     100    Bear Stearns Commercial Mortgage Securities, Inc.(b)     5.66%        9/11/2041       $    93
       50    Bear Stearns Commercial Mortgage Securities, Inc.        5.60        10/12/2041            48
       50    Citigroup Commercial Mortgage Trust                      5.74         3/15/2049            52
      150    Citigroup Commercial Mortgage Trust                      5.48        10/15/2049           150
       50    Credit Suisse Commercial Mortgage
               Pass-Through Trust                                     5.80         6/15/2038            51
      350    Credit Suisse Commercial Mortgage
               Pass-Through Trust                                     0.39(f)      2/15/2040           273
       50    GE Capital Commercial Mortgage Corp.                     5.61        12/10/2049            51
      100    GMAC Commercial Mortgage Securities, Inc.                4.97        12/10/2041            94
       50    GS Mortgage Securities Corp. II                          5.64         8/10/2038            49
       75    GS Mortgage Securities Corp. II                          5.63         4/10/2038            77
      100    J.P. Morgan Chase Commercial Mortgage
               Securities Trust                                       5.37         5/15/2047           108
      100    LB-UBS Commercial Mortgage Trust                         5.38        11/15/2038           110
       50    LB-UBS Commercial Mortgage Trust                         5.28         2/15/2041            50
      100    Merrill Lynch Mortgage Trust                             5.14         7/12/2038           106
      150    Morgan Stanley Capital I, Inc.                           5.65         6/11/2042           161
       50    Morgan Stanley Capital I, Inc.                           5.50         3/12/2044            52
      100    Wachovia Bank Commercial Mortgage Trust                  5.73         5/15/2043           103
                                                                                                   -------
                                                                                                     2,045
                                                                                                   -------
             Total Financials                                                                        2,045
                                                                                                   -------
             Total Commercial Mortgage Securities (cost: $1,934)                                     2,045
                                                                                                   -------

             U.S. TREASURY SECURITIES (3.6%)

             BONDS (2.2%)
      265    2.75%, 11/15/2042                                                                         237
      265    2.75%, 8/15/2042                                                                          238
      175    2.88%, 5/15/2043                                                                          161
      481    3.00%, 5/15/2042                                                                          455
      725    3.13%, 2/15/2043                                                                          702
                                                                                                   -------
                                                                                                     1,793
                                                                                                   -------
             NOTES (1.4%)
      230    1.63%, 11/15/2022                                                                         221
      345    1.63%, 8/15/2022                                                                          333
      401    1.75%, 5/15/2022                                                                          393
      245    2.00%, 2/15/2023                                                                          242
                                                                                                   -------
                                                                                                     1,189
                                                                                                   -------
             Total U.S. Treasury Securities (cost: $3,139)                                           2,982
                                                                                                   -------
             Total Bonds (cost: $13,566)                                                            14,003
                                                                                                   -------

================================================================================

22  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

----------------------------------------------------------------------------------------------------------
                                                                                                    MARKET
NUMBER OF                                                                                            VALUE
SHARES       SECURITY                                                                                (000)
----------------------------------------------------------------------------------------------------------
             MONEY MARKET INSTRUMENTS (9.8%)

             MONEY MARKET FUNDS (9.8%)
8,224,506    State Street Institutional Liquid Reserve Fund, 0.09%(h) (cost: $8,225)               $ 8,225
                                                                                                   -------

             TOTAL INVESTMENTS (COST: $79,854)                                                     $84,750
                                                                                                   =======

----------------------------------------------------------------------------------------------------------
NUMBER OF
CONTRACTS
----------------------------------------------------------------------------------------------------------
             PURCHASED OPTIONS (0.2%)
      855    Put - iShares MSCI EAFE Index expiring June 22, 2013 at 61                                129
       54    Put - S&P 500 Index expiring June 22, 2013 at 1530                                         21
                                                                                                   -------

             TOTAL PURCHASED OPTIONS (COST: $69)                                                   $   150
                                                                                                   =======

             WRITTEN OPTIONS (0.4%)
      (51)   Call - S&P 500 Index expiring June 22, 2013 at 1580                                      (296)
     (192)   Put - iShares MSCI EAFE Index expiring June 22, 2013 at 57                                 (6)
                                                                                                   -------

             TOTAL WRITTEN OPTIONS (PREMIUMS RECEIVED: $371)                                       $  (302)
                                                                                                   =======

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  23

================================================================================

--------------------------------------------------------------------------------------------------
($ IN 000s)                                          VALUATION HIERARCHY
--------------------------------------------------------------------------------------------------
                                        (LEVEL 1)           (LEVEL 2)      (LEVEL 3)
                                    QUOTED PRICES   OTHER SIGNIFICANT    SIGNIFICANT
                                IN ACTIVE MARKETS          OBSERVABLE   UNOBSERVABLE
ASSETS                       FOR IDENTICAL ASSETS              INPUTS         INPUTS         TOTAL
--------------------------------------------------------------------------------------------------
U.S. Equity Securities:
  Common Stocks                           $24,420             $     -             $-       $24,420
  Preferred Stocks                              -                 478              -           478
  Exchange-Traded Funds                     5,893                   -              -         5,893
International Equity Securities:
  Common Stocks                             2,376                   -              -         2,376
  Exchange-Traded Funds                    25,466                   -              -        25,466
Precious Metals and Commodity-Related
  Securities:
  Exchange-Traded Funds                     3,713                   -              -         3,713
Global Real Estate Equity Securities:
  Preferred Stocks                             72                 104              -           176
Bonds:
  Corporate Obligations                         -               6,207              -         6,207
  Eurodollar and Yankee Obligations             -               2,769              -         2,769
  Commercial Mortgage Securities                -               2,045              -         2,045
  U.S. Treasury Securities                  2,982                   -              -         2,982
Money Market Instruments:
  Money Market Funds                        8,225                   -              -         8,225
  Purchased Options                           150                   -              -           150
--------------------------------------------------------------------------------------------------
Total                                     $73,297             $11,603             $-       $84,900
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
($ IN 000s)                                          VALUATION HIERARCHY
--------------------------------------------------------------------------------------------------
                                        (LEVEL 1)           (LEVEL 2)      (LEVEL 3)
                                    QUOTED PRICES   OTHER SIGNIFICANT    SIGNIFICANT
                                IN ACTIVE MARKETS          OBSERVABLE   UNOBSERVABLE
LIABILITIES             FOR IDENTICAL LIABILITIES              INPUTS         INPUTS         TOTAL
--------------------------------------------------------------------------------------------------
Written Options                             $(302)                 $-             $-         $(302)
--------------------------------------------------------------------------------------------------
Total                                       $(302)                 $-             $-         $(302)
--------------------------------------------------------------------------------------------------

For the period of June 8, 2012, through May 31, 2013, there were no transfers of securities between levels. The Fund's policy is to recognize any transfers into and out of the levels as of the beginning of the period in which the event or circumstance that caused the transfer occurred.

================================================================================

24  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

May 31, 2013

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1 to the financial statements.

    The portfolio of investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets. Investments in foreign securities were 36.2% of net assets at May 31, 2013.

    The Fund may rely on certain Securities and Exchange Commission (SEC) exemptive orders or rules that permit funds meeting various conditions to invest in an exchange-traded fund (ETF) in amounts exceeding limits set forth in the Investment Company Act of 1940, as amended, that would otherwise be applicable.

o   CATEGORIES AND DEFINITIONS

    ASSET-BACKED AND COMMERCIAL MORTGAGE-BACKED SECURITIES -- Asset-backed securities represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets. Commercial mortgage-backed securities reflect an interest in, and are secured by, mortgage loans on commercial real property. These securities represent ownership in a pool of loans and are divided into pieces (tranches) with varying maturities. The stated final maturity of such securities represents when the final principal payment will be made for all underlying loans. The weighted average life is the average time for principal

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  25

================================================================================

    to be repaid, which is calculated by assuming prepayment rates of the underlying loans. The weighted average life is likely to be substantially shorter than the stated final maturity as a result of scheduled principal payments and unscheduled principal prepayments. Stated interest rates on commercial mortgage-backed securities may change slightly over time as underlying mortgages pay down.

    EURODOLLAR AND YANKEE OBLIGATIONS -- Eurodollar obligations are dollar-denominated instruments that are issued outside the U.S. capital markets by foreign corporations and financial institutions and by foreign branches of U.S. corporations and financial institutions. Yankee obligations are dollar-denominated instruments that are issued by foreign issuers in the U.S. capital markets.

o   PORTFOLIO ABBREVIATION(S) AND DESCRIPTION(S)

    ADR American depositary receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.

    REIT  Real estate investment trust

o   SPECIFIC NOTES

    (a) The security, or a portion thereof, is segregated to cover delayed-delivery purchases and the notional value of outstanding written call options at May 31, 2013.

    (b) Restricted security that is not registered under the Securities Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by Rule 144A, and as such has been deemed liquid by USAA Asset Management Company (the Manager) under liquidity guidelines approved by the Board of Trustees (the Board), unless otherwise noted as illiquid.

================================================================================

26  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

    (c) Stepped-coupon security that is initially issued in zero-coupon form and converts to coupon form at the specified date and rate shown in the security's description. The rate presented in the coupon rate column represents the effective yield at the date of purchase.

    (d) At May 31, 2013, the aggregate market value of securities purchased on a when-issued basis was $200,000.

    (e) Senior loan (loan) -- is not registered under the Securities Act of 1933. The loan contains certain restrictions on resale and cannot be sold publicly. The interest rate is adjusted periodically, and the rate disclosed represents the current rate at May 31, 2013. The weighted average life of the loan is likely to be shorter than the stated final maturity date due to mandatory or optional prepayments. The loan is deemed liquid by the Manager, under liquidity guidelines approved by the Board, unless otherwise noted as illiquid.

    (f) Variable-rate or floating-rate security -- interest rate is adjusted periodically. The interest rate disclosed represents the current rate at May 31, 2013.

    (g) Security is perpetual and has no final maturity date but may be subject to calls at various dates in the future.

    (h) Rate represents the money market fund annualized seven-day yield at May 31, 2013.

      * Non-income-producing security.

See accompanying notes to financial statements.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  27

================================================================================

STATEMENT OF ASSETS AND LIABILITIES (IN THOUSANDS)

May 31, 2013

--------------------------------------------------------------------------------

ASSETS
  Investments in securities, at market value (cost of $79,854)           $84,750
  Purchased options, at market value (cost of $69)                           150
  Receivables:
    Capital shares sold                                                      442
    USAA Asset Management Company (Note 5C)                                   66
    USAA Transfer Agency Company (Note 5D)                                     1
    Dividends and interest                                                   180
    Securities sold                                                          409
                                                                         -------
        Total assets                                                      85,998
                                                                         -------
LIABILITIES
  Payables:
    Securities purchased                                                   1,932
    Capital shares redeemed                                                   60
  Written options, at market value (premiums received of $371)               302
  Accrued management fees                                                     54
  Accrued transfer agent's fees                                                6
  Other accrued expenses and payables                                         59
                                                                         -------
        Total liabilities                                                  2,413
                                                                         -------
          Net assets applicable to capital shares outstanding            $83,585
                                                                         =======
NET ASSETS CONSIST OF:
  Paid-in capital                                                        $78,548
  Accumulated undistributed net investment income                            181
  Accumulated net realized loss on investments and options                  (190)
  Net unrealized appreciation of investments and options                   5,046
                                                                         -------
          Net assets applicable to capital shares outstanding            $83,585
                                                                         =======
  Capital shares outstanding, unlimited number of shares
    authorized, no par value                                               7,400
                                                                         =======
  Net asset value, redemption price, and offering price per share        $ 11.30
                                                                         =======

See accompanying notes to financial statements.

================================================================================

28  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

STATEMENT OF OPERATIONS (IN THOUSANDS)

Period ended May 31, 2013*

--------------------------------------------------------------------------------

INVESTMENT INCOME
  Dividends (net of foreign taxes withheld of $2)                         $  826
  Interest                                                                   442
                                                                          ------
      Total income                                                         1,268
                                                                          ------
EXPENSES
  Management fees                                                            371
  Administration and servicing fees                                           74
  Transfer agent's fees                                                      104
  Custody and accounting fees                                                113
  Postage                                                                      3
  Shareholder reporting fees                                                  11
  Trustees' fees                                                              12
  Registration fees                                                           73
  Professional fees                                                           50
  Other                                                                        6
                                                                          ------
      Total expenses                                                         817
  Expenses reimbursed                                                       (273)
                                                                          ------
      Net expenses                                                           544
                                                                          ------
NET INVESTMENT INCOME                                                        724
                                                                          ------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND OPTIONS
  Net realized gain (loss) on:
    Investments                                                            1,530
    Options                                                                 (971)
  Change in net unrealized appreciation/depreciation of:
    Investments                                                            4,896
    Options                                                                  150
                                                                          ------
      Net realized and unrealized gain                                     5,605
                                                                          ------
  Increase in net assets resulting from operations                        $6,329
                                                                          ======

*Fund commenced operations on June 8, 2012.

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  29

================================================================================

STATEMENT OF CHANGES IN NET ASSETS (IN THOUSANDS)

Period ended May 31, 2013*

--------------------------------------------------------------------------------

FROM OPERATIONS
  Net investment income                                                  $   724
  Net realized gain on investments                                         1,530
  Net realized loss on options                                              (971)
  Change in net unrealized appreciation/depreciation of:
    Investments                                                            4,896
    Options                                                                  150
                                                                         -------
    Increase in net assets resulting from operations                       6,329
                                                                         -------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                                     (543)
  Net realized gains                                                        (749)
                                                                         -------
    Distributions to shareholders                                         (1,292)
                                                                         -------
FROM CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold                                               86,643
  Reinvested dividends                                                       571
  Cost of shares redeemed                                                 (8,667)
                                                                         -------
    Increase in net assets from capital share transactions                78,547
                                                                         -------
  Capital contribution from USAA Transfer Agency Company (Note 5D)             1
                                                                         -------
  Net increase in net assets                                              83,585

NET ASSETS
  Beginning of period                                                          -
                                                                         -------
  End of period                                                          $83,585
                                                                         =======
Accumulated undistributed net investment income:
  End of period                                                          $   181
                                                                         =======
CHANGE IN SHARES OUTSTANDING
  Shares sold                                                              8,129
  Shares issued for dividends reinvested                                      53
  Shares redeemed                                                           (782)
                                                                         -------
    Increase in shares outstanding                                         7,400
                                                                         =======

*Fund commenced operations on June 8, 2012.

See accompanying notes to financial statements.

================================================================================

30  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

NOTES TO FINANCIAL STATEMENTS

May 31, 2013

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 50 separate funds. The information presented in this annual report pertains only to the USAA Cornerstone Aggressive Fund (the Fund), which is classified as diversified under the 1940 Act. The Fund's investment objective is to seek capital appreciation over the long term with the potential for current income. The Fund commenced operations on June 8, 2012.

A. SECURITY VALUATION -- The Trust's Board of Trustees (the Board) has established the Valuation Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

    The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  31

================================================================================

    and USAA Asset Management Company (the Manager). Among other things, these monthly meetings include a review and analysis of back testing reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the Nasdaq over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Equity securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices generally is used.

    2. Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's net asset value (NAV) may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In most cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not be reflected in the value of the Fund's foreign securities. However, the Manager, an affiliate of the Fund, and the Fund's subadviser, if applicable, will monitor for events that would materially affect the value of the Fund's foreign securities. The Fund's subadviser has agreed to notify the Manager of significant events it identifies that would materially affect the value of the Fund's foreign securities. If the Manager determines that a

================================================================================

32  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

        particular event would materially affect the value of the Fund's foreign securities, then the Manager, under valuation procedures approved by the Board, will consider such available information that it deems relevant to determine a fair value for the affected foreign securities. In addition, the Fund may use information from an external vendor or other sources to adjust the foreign market closing prices of foreign equity securities to reflect what the Fund believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events that occur on a fairly regular basis (such as U.S. market movements) are significant.

    3. Investments in open-end investment companies, hedge, or other funds, other than ETFs, are valued at their NAV at the end of each business day.

    4. Debt securities purchased with original or remaining maturities of 60 days or less may be valued at amortized cost, which approximates market value.

    5. Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Board. The Service uses an evaluated mean between quoted bid and asked prices or the last sales price to price securities when, in the Service's judgment, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods that include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions.

    6. Repurchase agreements are valued at cost, which approximates market value.

    7. Futures are valued based upon the last sale price at the close of market on the principal exchange on which they are traded.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  33

================================================================================

    8.  Options are valued by a pricing service at the National Best Bid/Offer
        (NBBO) composite price, which is derived from the best available bid and ask prices in all participating options exchanges determined to most closely reflect market value of the options at the time of computation of the Fund's NAV.

    9. Forward currency contracts are valued on a daily basis using foreign currency exchange rates obtained from an independent pricing service.

    10. Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith at fair value, using methods determined by the Manager under valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

        Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS -- Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the portfolio of investments is based upon the transparency of inputs to the valuation

================================================================================

34  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

    of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indices. Level 2 securities include certain preferred stocks and all bonds, except U.S. Treasuries, which are valued based on methods discussed in Note 1A5.

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

C. DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES -- The Fund may buy, sell, and enter into certain types of derivatives, including, but not limited to futures contracts, options, and options on futures contracts, under circumstances in which such instruments are expected by the portfolio manager to aid in achieving the Fund's investment objective. The Fund also may use derivatives in circumstances where the portfolio manager believes they offer an economical means of gaining exposure to a particular asset class or securities market or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. With exchange-listed futures contracts and options, counterparty credit risk to the Fund is limited to the exchange's clearinghouse which, as counterparty to all exchange-traded futures contracts and options, guarantees the transactions against default from the actual counterparty to the trade.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  35

================================================================================

    OPTIONS TRANSACTIONS -- The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund may use options on underlying instruments, namely, equity securities, ETFs, and equity indexes, to gain exposure to, or hedge against, changes in the value of equity securities, ETFs, or equity indexes. A call option gives the purchaser the right to buy, and the writer the obligation to sell, the underlying instrument at a specified price during a specified period. Conversely, a put option gives the purchaser the right to sell, and the writer the obligation to buy, the underlying instrument at a specified price during a specified period. The purchaser of the option pays a premium to the writer of the option.

    Premiums paid for purchased options are included in the Fund's statement of assets and liabilities as an investment. If a purchased option expires unexercised, the premium paid is recognized as a realized loss. If a purchased call option on a security is exercised, the cost of the security acquired includes the exercise price and the premium paid. If a purchased put option on a security is exercised, the realized gain or loss on the security sold is determined from the exercise price, the original cost of the security, and the premium paid. The risk associated with purchasing a call or put option is limited to the premium paid.

    Premiums received from writing options are included in the Fund's statement of assets and liabilities as a liability. If a written option expires unexercised, the premium received is recognized as a realized gain. If a written call option on a security is exercised, the realized gain or loss on the security sold is determined from the exercise price, the original cost of the security, and the premium received. If a written put option on a security is exercised, the cost of the security acquired is the exercise price paid less the premium received. The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

    In an attempt to reduce the Fund's volatility over time, the Fund may implement a strategy that involves purchasing and selling options on indexes or ETFs that represent the Fund's exposure

================================================================================

36  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

    against a highly correlated stock portfolio. The combination of the diversified stock portfolio with index or ETF options is designed to provide the Fund with consistent returns over a wide range of equity market environments. This strategy may not fully protect the Fund against declines in the portfolio's value, and the Fund could experience a loss. Options on ETFs are similar to options on individual securities in that the holder of the ETF call (or put) has the right to receive (or sell) shares of the underlying ETF at the strike price on or before exercise date. Options on securities indexes are different from options on individual securities in that the holder of the index option has the right to receive an amount of cash equal to the difference between the exercise price and the settlement value of the underlying index as defined by the exchange. If an index option is exercised, the realized gain or loss is determined by the exercise price, the settlement value, and the premium amount paid or received.

FAIR VALUES OF DERIVATIVE INSTRUMENTS AS OF MAY 31, 2013*
(IN THOUSANDS)

                                        ASSET DERIVATIVES                   LIABILITY DERIVATIVES
------------------------------------------------------------------------------------------------------
                               STATEMENT OF                           STATEMENT OF
DERIVATIVES NOT ACCOUNTED      ASSETS AND                             ASSETS AND
FOR AS HEDGING                 LIABILITIES                            LIABILITIES
INSTRUMENTS                    LOCATION                FAIR VALUE     LOCATION              FAIR VALUE
------------------------------------------------------------------------------------------------------
Equity contracts               Purchased                 $150**       Written options         $302**
                               options; Net
                               unrealized
                               appreciation of
                               investments and
                               options
------------------------------------------------------------------------------------------------------

     *For open derivative instruments as of May 31, 2013, see the portfolio of investments, which also is indicative of activity for the period ended May 31, 2013.
    **Includes cumulative appreciation/depreciation of options as reported on the portfolio of investments.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  37

================================================================================

    THE EFFECT OF DERIVATIVE INSTRUMENTS ON THE STATEMENT OF OPERATIONS FOR THE PERIOD ENDED MAY 31, 2013
    (IN THOUSANDS)

DERIVATIVES                                                                          CHANGE IN
NOT ACCOUNTED              STATEMENT OF                                              UNREALIZED
FOR AS HEDGING             OPERATIONS                         REALIZED LOSS          DEPRECIATION ON
INSTRUMENTS                LOCATION                           ON DERIVATIVES         DERIVATIVES
------------------------------------------------------------------------------------------------------
Equity contracts           Net realized loss on                   $(971)                  $150
                           options/Change in
                           net unrealized
                           appreciation/depreciation
                           of options
------------------------------------------------------------------------------------------------------

D. FEDERAL TAXES -- The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income tax provision is required.

E. INVESTMENTS IN SECURITIES -- Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Discounts and premiums are amortized over the life of the respective securities, using the effective yield method for long-term securities and the straight-line method for short-term securities.

F. FOREIGN CURRENCY TRANSLATIONS -- The Fund's assets may be invested in the securities of foreign issuers and may be traded in foreign currency. Since the Fund's accounting records are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following bases:

    1. Purchases and sales of securities, income, and expenses at the exchange rate obtained from an independent pricing service on the respective dates of such transactions.

================================================================================

38  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

    2. Market value of securities, other assets, and liabilities at the exchange rate obtained from an independent pricing service on a daily basis.

    The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

    Separately, net realized foreign currency gains/losses may arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. At the end of the Fund's fiscal year, these net realized foreign currency gains/losses are reclassified from accumulated net realized gain/loss to accumulated undistributed net investment income on the statement of assets and liabilities as such amounts are treated as ordinary income/loss for tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

G. SECURITIES PURCHASED ON A DELAYED-DELIVERY OR WHEN-ISSUED BASIS -- Delivery and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis can take place a month or more after the trade date. During the period prior to settlement, these securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a delayed-delivery or when-issued basis may increase the volatility of the Fund's NAV to the extent that the Fund makes such purchases while remaining substantially fully invested. As of May 31, 2013, the Fund's outstanding delayed-delivery commitments, including interest purchased, were $200,000.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  39

================================================================================

H. EXPENSES PAID INDIRECTLY -- A portion of the brokerage commissions that the Fund pays may be recaptured as a credit that is tracked and used by the custodian to directly reduce expenses paid by the Fund. In addition, through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. Effective January 1, 2013, the Fund's custodian suspended the bank credit arrangement. For the period ended May 31, 2013, custodian and other bank credits reduced the Fund's expenses by less than $500.

I. INDEMNIFICATIONS -- Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

J. USE OF ESTIMATES -- The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at a rate per annum equal to the rate at which CAPCO obtains funding in the capital markets, with no markup.

================================================================================

40  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

The USAA Funds that are party to the loan agreement are assessed facility fees by CAPCO in the amount of 7.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2012, the Funds were assessed facility fees by CAPCO in the amount of 7.5 basis points of the amount of the committed loan agreement. The facility fees are allocated among the Funds based on their respective average net assets for the period.

For the period ended May 31, 2013, the Fund paid CAPCO facility fees of less than $500, which represents 0.1% of the total fees paid to CAPCO by the USAA Funds. The Fund had no borrowings under this agreement during the period ended May 31, 2013.

(3) DISTRIBUTIONS

The character of any distributions made during the period from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

The tax character of distributions paid during the period ended May 31, 2013 was as follows:

                                                                         2013
                                                                      ----------
Ordinary income*                                                      $1,292,000

* Includes distribution of short-term realized capital gains, if any, which are taxable as ordinary income.

As of May 31, 2013, the components of net assets representing distributable earnings on a tax basis were as follows:

Undistributed ordinary income                                         $  406,000
Accumulated capital and other losses                                    (228,000)
Unrealized appreciation of investments                                 4,940,000

The difference between book-basis and tax-basis unrealized appreciation of investments is attributable to the tax deferral of losses on wash sales, straddle loss deferral and the mark-to-market adjustments.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  41

================================================================================

Distributions of net investment income and realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

Under the Regulated Investment Company Modernization Act of 2010 (the Act), a fund is permitted to carry forward net capital losses indefinitely. Additionally, such capital losses that are carried forward will retain their character as short-term and or long-term capital losses. Post-enactment capital loss carryforwards must be used before pre-enactment capital loss carryforwards. As a result, pre-enactment capital loss carryforwards may be more likely to expire unused.

At May 31, 2013, the Fund had no post-enactment capital loss carryforwards, for federal income tax purposes.

For the period ended May 31, 2013, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis the Manager will monitor its tax positions to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal year-ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the period ended May 31, 2013, were $104,833,000 and $34,742,000, respectively.

As of May 31, 2013, the cost of securities, including short-term securities, for federal income tax purposes, was $79,960,000.

Gross unrealized appreciation and depreciation of investments as of May 31, 2013, for federal income tax purposes, were $6,530,000 and $1,590,000, respectively, resulting in net unrealized appreciation of $4,940,000.

================================================================================

42  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

For the period ended May 31, 2013, transactions in written call and put options* were as follows:

                                                                      PREMIUMS
                                               NUMBER OF              RECEIVED
                                               CONTRACTS               (000's)
                                               -------------------------------
Outstanding at June 8, 2012                          -                  $   -
Options written                                  3,356                    917
Options terminated in closing
  purchase transactions                         (3,113)                  (546)
Options expired                                     (-)                    (-)
                                               -------------------------------
Outstanding at May 31, 2013                        243                  $ 371
                                               ===============================

*Refer to Note 1C for a discussion of derivative instruments and how they are accounted for in the Fund's financial statements.

(5) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES -- The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund and for directly managing the day-to-day investment of the Fund's assets, subject to the authority of and supervision by the Board. The Manager also is authorized to select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the actual day-to-day investment of a portion of the Fund's assets. For the period ended May 31, 2013, there are no subadvisers. The Fund's management fees are accrued daily and paid monthly at an annualized rate of 0.75% of the Fund's average net assets for the fiscal year. For the period ended May 31, 2013, the Fund incurred total management fees, paid or payable to the Manager, of $371,000.

B. ADMINISTRATION AND SERVICING FEES -- The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of the Fund's average net assets. For the period ended May 31, 2013, the Fund incurred administration and servicing fees, paid or payable to the Manager, of $74,000.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  43

================================================================================

    In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the period ended May 31, 2013, the Fund reimbursed the Manager $1,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's statement of operations.

C. EXPENSE LIMITATION -- The Manager has agreed, through October 1, 2013, to limit the annual expenses of the Fund to 1.10% of its average net assets, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and will reimburse the Fund for all expenses in excess of that amount. This expense limitation arrangement may not be changed or terminated through October 1, 2013, without approval of the Board, and may be changed or terminated by the Manager at any time after that date. For the period ended May 31, 2013, the Fund incurred reimbursable expenses of $273,000, of which $66,000 was receivable from the Manager.

D. TRANSFER AGENT'S FEES -- USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. The Fund also pays SAS fees that are related to the administration and servicing of accounts that are traded on an omnibus basis. For the period ended May 31, 2013, the Fund incurred transfer agent's fees, paid or payable to SAS, of $104,000. For the period ended May 31, 2013, the Fund recorded capital contributions from SAS of $1,000 for adjustments related to corrections to shareholder accounts and less than $500 for adjustment to dividends and capital gains payable. For the period ended May 31, 2013 the Fund recorded a receivable of $1,000 for capital contributions and dividend adjustments.

E. UNDERWRITING SERVICES -- USAA Investment Management Company provides exclusive underwriting and distribution of the Fund's shares

================================================================================

44  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

    on a continuing best-efforts basis and receives no commissions or fees for this service.

(6) TRANSACTIONS WITH AFFILIATES

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution. At May 31, 2013, USAA and its affiliates owned 2,500,000 shares which represents 33.8% of the Fund.

(7) SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

During the period ended May 31, 2013, in accordance with affiliated transaction procedures approved by the Board, purchases and sales of security transactions were executed between the Fund and the following affiliated USAA Funds at the then-current market price with no brokerage commissions incurred.

                                                                   NET REALIZED
                                                    COST TO       GAIN (LOSS) TO
     SELLER                PURCHASER               PURCHASER          SELLER
--------------------------------------------------------------------------------
USAA Cornerstone       USAA Cornerstone
  Moderate Fund          Aggressive Fund            $504,000        $(21,000)
USAA Cornerstone       USAA Cornerstone
  Moderately             Aggressive Fund
  Aggressive Fund                                    725,000         116,000

(8) NEW ACCOUNTING PRONOUNCEMENTS

OFFSETTING ASSETS AND LIABILITIES -- In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities. The amendments in the ASU enhance disclosures about offsetting of financial assets and liabilities to enable investors to understand the effect of these arrangements on a fund's financial position.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  45

================================================================================

In January 2013, FASB issued ASU No. 2013-01, Balance Sheet (Topic 210):
Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. The amendments in ASU No. 2013-01 clarify the scope of disclosures required by ASU No. 2011-11. These ASUs are effective for annual periods beginning on or after January 1, 2013, and interim periods within those annual periods. The Fund believes the adoption of these ASUs will not have a material impact on its financial statement disclosures.

================================================================================

46  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

(9) FINANCIAL HIGHLIGHTS

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                    PERIOD ENDED
                                                                       MAY 31,
                                                                       2013***
                                                                    ------------
Net asset value at beginning of period                                 $ 10.00
                                                                       -------
Income from investment operations:
  Net investment income(a)                                                 .16
  Net realized and unrealized gain(a)                                     1.43
                                                                       -------
Total from investment operations(a)                                       1.59
                                                                       -------
Less distributions from:
  Net investment income                                                   (.12)
  Realized capital gains                                                  (.17)
                                                                       -------
Total distributions                                                       (.29)
                                                                       -------
Net asset value at end of period                                       $ 11.30
                                                                       =======

Total return (%)*                                                        16.05
Net assets at end of period (000)                                      $83,585
Ratios to average net assets:**
  Expenses (%)(b),(c)                                                     1.10
  Expenses, excluding reimbursements (%)(b),(c)                           1.65
  Net investment income (%)(c)                                            1.46
Portfolio turnover (%)                                                      74

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the period ended May 31, 2013, average net assets were $50,416,000.
*** Fund commenced operations on June 8, 2013.
(a) Calculated using average shares. For the period ended May 31, 2013, average shares were 4,426,000.
(b) Reflects total operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios by less than 0.01%.
(c) Annualized. The ratio is not necessarily indicative of 12 months of operations.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  47

================================================================================

EXPENSE EXAMPLE

May 31, 2013 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of December 1, 2012, through May 31, 2013.

ACTUAL EXPENSES

The first line of the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical

================================================================================

48  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                EXPENSES PAID
                                         BEGINNING            ENDING            DURING PERIOD*
                                       ACCOUNT VALUE       ACCOUNT VALUE      DECEMBER 1, 2012 -
                                      DECEMBER 1, 2012     MAY 31, 2013          MAY 31, 2013
                                      ----------------------------------------------------------
Actual                                   $1,000.00           $1,067.60               $5.67

Hypothetical
  (5% return before expenses)             1,000.00            1,019.45                5.54

* Expenses are equal to the Fund's annualized expense ratio of 1.10%, which is net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 182 days/365 days (to reflect the one-half-year period). The Fund's ending account value on the first line in the table is based on its actual total return of 6.76% for the six-month period of December 1, 2012, through May 31, 2013.

================================================================================

                                                           EXPENSE EXAMPLE |  49

================================================================================

ADVISORY AGREEMENT(S)

May 31, 2013

--------------------------------------------------------------------------------

At a meeting of the Board of Trustees (the Board) held on April 30, 2013, the Board, including the Trustees who are not "interested persons" of the Trust (the Independent Trustees), approved for an annual period the continuance of the Advisory Agreement between the Trust and the Manager with respect to the Fund.

In advance of the meeting, the Trustees received and considered a variety of information relating to the Advisory Agreement and the Manager, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things:
(i) a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Manager's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Manager; and (iii) information about the Manager's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement with management and with experienced independent counsel and received materials from such counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement with respect to the Fund in private sessions with their counsel at which no representatives of management were present.

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by the Manager. At the meeting at which the renewal of the Advisory

================================================================================

50  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

Agreement is considered, particular focus is given to information concerning Fund performance, comparability of fees and total expenses and profitability. However, the Board noted that the evaluation process with respect to the Manager is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement included certain information previously received at such meetings.

ADVISORY AGREEMENT

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by independent counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES -- In considering the nature, extent, and quality of the services provided by the Manager under the Advisory Agreement, the Board reviewed information provided by the Manager relating to its operations and personnel. The Board also took into account its knowledge of the Manager's management and the quality of the performance of the Manager's duties through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Manager and the services provided to the Fund by the Manager under the Advisory Agreement, as well as other services provided by the Manager and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Manager and its affiliates provide administrative services, stockholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust. The Board considered the Manager's management style and the performance of its duties under the Advisory Agreement. The Board considered the level and depth of knowledge of the Manager, including the professional experience and qualifications of its senior and investment personnel, as well as current

================================================================================

                                                     ADVISORY AGREEMENT(s) |  51

================================================================================

staffing levels. The allocation of the Fund's brokerage, including the Manager's process for monitoring "best execution," also was considered. The Manager's role in coordinating the activities of the Fund's other service providers also was considered. The Board also considered the Manager's risk management processes. The Board considered the Manager's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Manager and its affiliates in managing the Fund, as well as the other funds in the Trust. The Board also reviewed the compliance and administrative services provided to the Fund by the Manager, including oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as trustees of the Trust, also focused on the quality of the Manager's compliance and administrative staff.

EXPENSES AND PERFORMANCE -- In connection with its consideration of the Advisory Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classifications, sales load type (in this case, retail investment companies with front-end sales loads and no sales loads), asset size, and expense components (the "expense group") and (ii) a larger group of investment companies that includes all front-end load and no-load and retail open-end investment companies in the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the "expense universe"). Among other data, the Board noted that the Fund's management fee rate -- which includes advisory and administrative services as well as any fee waivers or reimbursements -- was below the median of its expense group and its expense universe. The data indicated that the Fund's total expenses,

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52  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

after reimbursements, were below the median of its expense group and its expense universe. The Board took into account the various services provided to the Fund by the Manager and its affiliates. The Board also noted the level and method of computing the management fee. The Board also took into account the Manager's undertaking to maintain expense limitations for the Fund.

In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report (the "performance universe"). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was above the average of its performance universe and its Lipper index for the six-month period ended December 31, 2012. The Board also noted that the Fund's percentile performance ranking was in the top 30% of its performance universe for the six-month period ended December 31, 2012. The Board also took into account that the Fund commenced operations on June 8, 2012.

COMPENSATION AND PROFITABILITY -- The Board took into consideration the level and method of computing the Fund's management fee. The information considered by the Board included operating profit margin information for the Manager's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This information included a review of the methodology used in the allocation of certain costs to the Fund. In considering the profitability data with respect to the Fund, the Trustees noted that the Manager has reimbursed a portion of its management fees to the Fund. The Trustees reviewed the profitability of the Manager's relationship with the Fund before tax expenses. In reviewing the overall

================================================================================

                                                     ADVISORY AGREEMENT(s) |  53

================================================================================

profitability of the management fee to the Manager, the Board also considered the fact that affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Manager from its relationship with the Trust, including that the Manager may derive reputational and other benefits from its association with the Fund. The Trustees recognized that the Manager should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial risk that it assumes as Manager.

ECONOMIES OF SCALE -- The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board took into account management's discussions of the current advisory fee structure. The Board also considered the fee waiver and expense reimbursement arrangements by the Manager. The Board also considered the effect of the Fund's growth and size on its performance and fees, noting that if the Fund's assets increase over time, the Fund may realize other economies of scale if assets increase proportionally more than some expenses. The Board determined that the current investment management fee structure was reasonable.

CONCLUSIONS -- The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Manager, among others: (i) the Manager has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Manager maintains an appropriate compliance program; (iii) the performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager; and (v) the Manager's level of profitability from its relationship with the Fund is reasonable. Based on its conclusions, the Board determined that continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

================================================================================

54  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

The Board of Trustees (the Board) of the Trust consists of five Trustees. These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Asset Management Company (AMCO) and its affiliates. The term of office for each Trustee shall be 20 years or until the Independent Trustee reaches age 72 or an Interested Trustee reaches age 65. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Board of the USAA family of funds consisting of one registered investment company offering 50 individual funds. Unless otherwise indicated, the business address of each is 9800 Fredericksburg Road, San Antonio, TX 78288.

If you would like more information about the funds' Trustees, you may call (800) 531-USAA (8722) to request a free copy of the funds' statement of additional information (SAI).

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  55

================================================================================

INTERESTED TRUSTEE(1)
--------------------------------------------------------------------------------

DANIEL S. MCNAMARA(2, 4)
Trustee, President, and Vice Chair of the Board of Trustees
Born: December 1966
Year of Election or Appointment: 2009

President, Financial Advice and Solutions Group, USAA (2/13-present); Director of AMCO (01/12-present); President and Director, USAA Investment Management Company (IMCO) and USAA Shareholder Account Services (SAS) (10/09-present); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc.
(FPS) (04/11-present); President and Director of USAA Investment Management Corporation (ICORP) (03/10-present); President and Director of USAA Financial Advisors, Inc. (FAI) and FPS (10/09-04/11); President, Banc of America Investment Advisors (9/07-9/09); Managing Director Planning and Financial Products Group, Bank of America (09/01-09/09). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

ROBERT L. MASON, PH.D.(2, 3, 4, 5, 6)
Trustee and Chair
Born: July 1946
Year of Election or Appointment: 1997(+)

Institute Analyst, Southwest Research Institute (3/02-present), which focuses in the fields of technological research. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 15 years' experience as a Board member of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

56  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

BARBARA B. OSTDIEK, PH.D.(3, 4, 5, 6, 7)
Trustee
Born: March 1964
Year of Election or Appointment: 2008

Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (7/01-present). Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (7/02-6/12). Dr. Ostdiek brings to the Board particular experience with financial investment management, education, and research as well as over four years' experience as a Board member of the USAA family of funds. Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

MICHAEL F. REIMHERR(3, 4, 5, 6)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

President of Reimherr Business Consulting (5/95-present), an organization that performs business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting. Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, and capital markets as well as over 12 years' experience as a Board member of the USAA family of funds. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds. Mr. Reimherr is a member of the Advisory Board for Texas Star & Nut Company.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  57

================================================================================

PAUL L. MCNAMARA(3, 4, 5, 6)
Trustee
Born: July 1948
Year of Election or Appointment: 2012

Director, Cantor Opportunistic Alternatives Fund, LLC (3/10-present), which is a closed-end fund of funds managed by Cantor Fitzgerald Investment Advisors, LLC. Mr. McNamara retired from Lord Abbett & Co. LLC as an Executive Member on 9/30/09, a position he held since 10/02. He had been employed at Lord Abbett since 1996. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director as well as a one-year Board Member of the USAA family of funds. Mr. McNamara holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds. Paul L. McNamara is no relation to Daniel S. McNamara.

  (1) Indicates the Trustee is an employee of AMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
  (2) Member of Executive Committee
  (3) Member of Audit Committee
  (4) Member of Pricing and Investment Committee
  (5) Member of Corporate Governance Committee
  (6) The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.
  (7) Dr. Ostdiek was appointed the Audit Committee Financial Expert for the Funds' Board in November 2008.
  (+) Mr. Mason was elected as Chair of the Board in January 2012.

================================================================================

58  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

R. MATTHEW FREUND
Vice President
Born: July 1963
Year of Appointment: 2010

Senior Vice President, Investment Portfolio Management, AMCO (01/12-present); Senior Vice President, Investment Portfolio Management, IMCO (02/10-12/11); Vice President, Fixed Income Investments, IMCO (02/04-2/10). Mr. Freund also serves as a director of SAS.

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Vice President, Equity Investments, AMCO (01/12-present); Vice President, Equity Investments, IMCO (02/09-12/11); Managing Director, AIG Investments, (12/03-01/09).

ADYM W. RYGMYR
Secretary
Born: February 1969
Year of Appointment: 2012

Director, USAA IMCO (08/12-present); Vice President, Financial Advice & Solutions Group General Counsel, USAA (03/12-present); Managing Director and General Counsel, TIAA-CREF (04/04-03/12). Mr. Rygmyr also holds the officer positions of Vice President and Secretary, IMCO, AMCO, and SAS.

JAMES G. WHETZEL
Assistant Secretary
Born: February 1978
Year of Appointment: 2010

Executive Director Securities Attorney, Financial Advice & Solutions Group General Counsel, USAA (10/12-present); Attorney, Financial Advice & Solutions Group General Counsel, USAA (11/08-10/12); Reed Smith, LLP, Associate (08/05-11/08). Mr. Whetzel also serves as Assistant Secretary of AMCO and SAS.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  59

================================================================================

ROBERTO GALINDO, JR.
Treasurer
Born: November 1960
Year of Appointment: 2008

Assistant Vice President, Portfolio Accounting/Financial Administration, USAA (12/02-present).

WILLIAM A. SMITH
Assistant Treasurer
Born: June 1948
Year of Appointment: 2009

Vice President, Senior Financial Officer, and Treasurer, IMCO, FAI, FPS, SAS and USAA Life (2/09-present); Vice President, Senior Financial Officer, USAA (2/07-present).

STEPHANIE HIGBY
Chief Compliance Officer
Born: July 1974
Year of Appointment: 2013

Executive Director, Institutional Asset Management Compliance, USAA (04/13-present); Director, Compliance for Institutional Asset Management Compliance, AMCO (03/12-04/13); Compliance Director for USAA Mutual Funds Compliance, IMCO (06/06-02/12).

  (1) Indicates those Officers who are employees of AMCO or affiliated companies and are considered "interested persons" under the Investment Company Act of 1940.

================================================================================

60  | USAA CORNERSTONE AGGRESSIVE FUND

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
                                     Paul L. McNamara
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1800
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                          Under "My Accounts" on
SELF-SERVICE 24/7                    USAA.COM select "Investments,"
AT USAA.COM                          then "Mutual Funds"

OR CALL                              Under "Investments" view
(800) 531-USAA                       account balances, or click
         (8722)                      "I want to...," and select
                                     the desired action.
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722); (ii) at USAA.com; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722); (ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

       USAA
       9800 Fredericksburg Road                             --------------
       San Antonio, TX 78288                                   PRSRT STD
                                                             U.S. Postage
                                                                 PAID
                                                                 USAA
                                                            --------------
>> SAVE PAPER AND FUND COSTS
   Under MY PROFILE on USAA.COM select MANAGE PREFERENCES
   Set your DOCUMENT PREFERENCES to USAA DOCUMENTS ONLINE.

   [LOGO OF USAA]
        USAA        WE KNOW WHAT IT MEANS TO SERVE.(R)

   =============================================================================
   97448-0713                                (C)2013, USAA. All rights reserved.





ITEM 2.  CODE OF ETHICS.

On September 27, 2012, the Board of Trustees of USAA Mutual Funds Trust approved a Code of Ethics (Sarbanes Code) applicable solely to its senior financial officers, including its principal executive officer (President), as defined under the Sarbanes-Oxley Act of 2002 and implementing regulations of the Securities and Exchange Commission. A copy of the Sarbanes Code is attached as an Exhibit to this Form N-CSR.

No waivers (explicit or implicit) have been granted from a provision of the Sarbanes Code.



ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

On November 18, 2008, the Board of Trustees of USAA Mutual Funds Trust designated Dr. Barbara B. Ostdiek, Ph.D. as the Board's audit committee financial expert. Dr. Ostdiek has served as an Associate Professor of Management at Rice University since 2001. Dr. Ostdiek also has served as an Academic Director at El Paso Corporation Finance Center since 2002. Dr. Ostdiek is an independent trustee who serves as a member of the Audit Committee, Pricing and Investment Committee and the Corporate Governance Committee of the Board of Trustees of USAA Mutual Funds Trust.



ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) AUDIT FEES. The Registrant, USAA Mutual Funds Trust, consists of 50 funds in all. Only 14 funds of the Registrant have a fiscal year-end of May 31 and are included within this report (the Funds). The aggregate fees accrued or billed by the Registrant's independent auditor, Ernst & Young LLP, for professional services rendered for the audit of the Registrant's annual financial statements and services provided in connection with statutory and regulatory filings by the Registrant for the Funds for fiscal years ended May 31, 2013 and 2012 were $420,575 and $304,929, respectively.

(b) AUDIT RELATED FEE. The aggregate fees accrued or paid to Ernst & Young, LLP by USAA Shareholder Account Services (SAS) for professional services rendered for audit related services related to the annual study of internal controls of the transfer agent for fiscal years ended May 31, 2013 and 2012 were $65,860 and $70,828, respectively. All services were preapproved by the Audit Committee.

(c) TAX FEES. The aggregate fees billed by Ernst & Young LLP to the Registrant for tax compliance services relating to foreign tax reclaim filings for the fiscal years ended May 31, 2013 and 2012 were $15,500 and $0, respectively. No other fees were billed by Ernst & Young LLP for the review of federal, state and city income and tax returns and excise calculations for fiscal years ended May 31, 2013 and 2012.

(d) ALL OTHER FEES. No such fees were billed by Ernst & Young LLP for fiscal years ended May 31, 2013 and 2012.

(e)(1) AUDIT COMMITTEE PRE-APPROVAL POLICY. All audit and non-audit services to be performed for the Registrant by Ernst & Young LLP must be pre-approved by the Audit Committee. The Audit Committee Charter also permits the Chair of the Audit Committee to pre-approve any permissible non-audit service that must be commenced prior to a scheduled meeting of the Audit Committee. All non-audit services were pre-approved by the Audit Committee or its Chair, consistent with the Audit Committee's preapproval procedures.

   (2)  Not applicable.

(f)  Not applicable.

(g) The aggregate non-audit fees billed by Ernst & Young LLP for services rendered to the Registrant and the Registrant's investment adviser, USAA Asset Management Company (AMCO), and the Funds' transfer agent, SAS, for May
31, 2013 and 2012 were $402,750 and $384,984, respectively.

(h) Ernst & Young LLP provided non-audit services to AMCO in 2013 and 2012 that were not required to be pre-approved by the Registrant's Audit Committee because the services were not directly related to the operations of the Registrant's Funds. The Board of Trustees will consider Ernst & Young LLP's independence and will consider whether the provision of these non-audit services to AMCO is compatible with maintaining Ernst & Young LLP's independence.



ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not Applicable.



ITEM 6.  SCHEDULE OF INVESTMENTS.

Filed as part of the report to shareholders.



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.



ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.



Item 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not Applicable.



ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The  Corporate   Governance   Committee  selects  and  nominates  candidates for
membership on the Board as independent directors. Currently, there is no procedure for shareholders to recommend candidates to serve on the Board.



ITEM 11.  CONTROLS AND PROCEDURES

The principal executive officer and principal financial officer of USAA Mutual Funds Trust (Trust) have concluded that the Trust's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no significant changes or corrective actions with regard to significant deficiencies or material weaknesses in the Trust's internal controls or in other factors that could significantly affect the Trust's internal controls subsequent to the date of their evaluation. The only change to the procedures was to document the annual disclosure controls and procedures established for the new section of the shareholder reports detailing the factors considering by the Trust's Board in approving the Trust's advisory agreements.



ITEM 12.  EXHIBITS.

(a)(1). Code of Ethics pursuant to Item 2 of Form N-CSR is filed hereto exactly as set forth below:


                                 CODE OF ETHICS
                         FOR PRINCIPAL EXECUTIVE OFFICER
                          AND SENIOR FINANCIAL OFFICERS

                             USAA MUTUAL FUNDS TRUST

I.       PURPOSE OF THE CODE OF ETHICS

         USAA Mutual Funds Trust (the Trust or the Funds) has adopted this code of ethics (the Code) to comply with Section 406 of the Sarbanes-Oxley Act of 2002 (the Act) and implementing regulations of the Securities and Exchange Commission (SEC). The Code applies to the Trust's Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer (each a Covered Officer), as detailed in Appendix A.

         The purpose of the Code is to promote:
              - honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between the Covered Officers' personal and professional relationships;
              - full, fair, accurate, timely and understandable disclosure in reports and documents that the Trust files with, or submits to, the SEC and in other public communications made by the Trust;
              - compliance with applicable laws and governmental rules and regulations;
              - prompt internal reporting of violations of the Code to the Chief Legal Officer of the Trust, the President of the Trust (if the violation concerns the Treasurer), the CEO of USAA, and if deemed material to the Funds' financial condition or reputation, the Chair of the Trust's Board of Trustees; and
              -   accountability for adherence to the Code.

         Each Covered Officer should adhere to a high standard of business ethics and should be sensitive to actual and apparent conflicts of interest.

II.      CONFLICTS OF INTEREST

         A.  DEFINITION OF A CONFLICT OF INTEREST.

         A conflict of interest exists when a Covered Officer's private interest influences, or reasonably appears to influence, the Covered Officer's judgment or ability to act in the best interests of the Funds and their shareholders. For example, a conflict of interest could arise if a Covered Officer, or an immediate family member, receives personal benefits as a result of his or her position with the Funds.

         Certain conflicts of interest arise out of relationships between Covered Officers and the Funds and are already subject to conflict of interest provisions in the Investment Company Act of 1940 (the 1940 Act) and the
Investment Advisers Act of 1940 (the Advisers Act). For example, Covered Officers may not individually engage in certain transactions with the Funds because of their status as "affiliated persons" of the Funds. The USAA Funds' and USAA Investment Management Company's (IMCO) compliance programs and procedures are designed to prevent, or identify and correct, violations of these provisions. This Code does not, and is not intended to, repeat or replace these programs and procedures, and such conflicts fall outside of the parameters of this Code.

         Although typically not presenting an opportunity for improper personal benefit, conflicts could arise from, or as a result of, the contractual relationships between the Funds and AMCO of which the Covered Officers are also officers or employees. As a result, this Code recognizes that the Covered Officers will, in the normal course of their duties (whether formally for the Funds or for AMCO, or for both), be involved in establishing policies and implementing decisions that will have different effects on AMCO and the Funds. The participation of Covered Officers in such activities is inherent in the contractual relationship between the Funds and AMCO and is consistent with the performance by the Covered Officers of their duties as officers of the Funds. Thus, if performed in compliance with the provisions of the 1940 Act and the Advisers Act, such activities will be deemed to have been handled ethically.

         B. GENERAL RULE. Covered Officers Should Avoid Actual and Apparent Conflicts of Interest.

         Conflicts of interest, other than the conflicts described in the two preceding paragraphs, are covered by the Code. The following list provides examples of conflicts of interest under the Code, but Covered Officers should keep in mind that these examples are not exhaustive. The overarching principle is that the personal interest of a Covered Officer should not be placed improperly before the interest of the Funds and their shareholders.

         Each Covered Officer must not engage in conduct that constitutes an actual conflict of interest between the Covered Officer's personal interest and the interests of the Funds and their shareholders. Examples of actual conflicts of interest are listed below but are not exclusive. Each Covered Officer must not:

         - use his personal influence or personal relationships improperly to influence investment decisions or financial reporting by the Funds whereby the Covered Officer would benefit personally to the detriment of the Funds and their shareholders;
         - cause the Funds to take action, or fail to take action, for the individual personal benefit of the Covered Officer rather than the benefit of the Funds and their shareholders.
         - accept gifts, gratuities, entertainment or any other benefit from any person or entity that does business or is seeking to do business with the Funds DURING CONTRACT NEGOTIATIONS.
         - accept gifts, gratuities, entertainment or any other benefit with a market value over $100 per person, per year, from or on behalf of any person or entity that does, or seeks to do, business with or on behalf of the Funds.
              - EXCEPTION. Business-related entertainment such as meals, and tickets to sporting or theatrical events, which are infrequent and not lavish are excepted from this prohibition. Such entertainment must be appropriate as to time and place, reasonable and customary in nature, modest in cost and value, incidental to the business, and not so frequent as to raise any question of impropriety (Customary Business Entertainment).

         Certain situations that could present the appearance of a conflict of interest should be discussed with, and approved by, or reported to, an appropriate person. Examples of these include:

         - service as a director on the board or an officer of any public or private company, other than a USAA company or the Trust, must be approved by the USAA Funds' and Investment Code of Ethics Committee and reported to the Trust.
         - the receipt of any non-nominal (I.E., valued over $25) gifts from any person or entity with which a Trust has current or prospective business dealings must be reported to the Chief Legal Officer. For purposes of this Code, the individual holding the title of Secretary of the Trust shall be considered the Chief Legal Officer of the Trust.
         - the receipt of any business-related entertainment from any person or entity with which the Funds have current or prospective business dealings must be approved in advance by the Chief Legal Officer unless such entertainment qualifies as Customary Business Entertainment.
         - any ownership interest in, or any consulting or employment relationship with, any of the Trust's service providers, other than IMCO or any other USAA company, must be approved by the CEO of USAA and reported to the Trust's Board.
         - any material direct or indirect financial interest in commissions, transaction charges or spreads paid by the Funds for effecting portfolio transactions or for selling or redeeming shares other than an interest arising from the Covered Officer's employment, such as compensation or equity ownership should be approved by the CEO of USAA and reported to the Trust's Board.

III.     DISCLOSURE AND COMPLIANCE REQUIREMENTS

            - Each Covered Officer should familiarize himself with the disclosure requirements applicable to the Funds, and the procedures and policies implemented to promote full, fair, accurate, timely and understandable disclosure by the Trust.
            - Each Covered Officer should not knowingly misrepresent, or cause others to misrepresent, facts about the Funds to others, whether within or outside the Funds, including to the Funds' Trustees and auditors, and to government regulators and self-regulatory organizations.
            - Each Covered Officer should, to the extent appropriate within his area of responsibility, consult with other officers and employees of the Funds and AMCO with the goal of promoting full, fair, accurate, timely and understandable disclosure in the reports and documents filed by the Trust with, or submitted to, the SEC, and in other public communications made by the Funds.
            - Each Covered Officer is responsible for promoting compliance with the standards and restrictions imposed by applicable laws, rules and regulations, and promoting compliance with the USAA Funds' and AMCO's operating policies and procedures.
            - A Covered Officer should not retaliate against any person who reports a potential violation of this Code in good faith.
            - A Covered Officer should notify the Chief Legal Officer promptly if he knows of any violation of the Code. Failure to do so itself is a violation of this Code.

IV.      REPORTING AND ACCOUNTABILITY

         A. INTERPRETATION OF THE CODE. The Chief Legal Officer of the Trust is responsible for applying this Code to specific situations in which questions are presented under it and has the authority to interpret the Code in any particular situation. The Chief Legal Officer should consult, if appropriate, the USAA Funds' outside counsel or counsel for the Independent Trustees. However, any approvals or waivers sought by a Covered Officer will be reported initially to the CEO of USAA and will be considered by the Trust's Board of Trustees.

         B.       REQUIRED REPORTS

                  -  EACH COVERED OFFICER MUST:
                     - Upon adoption of the Code, affirm in writing to the Board that he has received, read and understands the Code.
                     - Annually thereafter affirm to the Chief Legal Officer that he has complied with the requirements of the Code.

                  -  THE CHIEF LEGAL OFFICER MUST:
                     - report to the Board about any matter or situation submitted by a Covered Officer for interpretation under the Code, and the advice given by the Chief Legal Officer;
                     - report annually to the Board and the Corporate Governance Committee describing any issues that arose under the Code, or informing the Board and Corporate Governance Committee that no reportable issues occurred during the year.

         C.       INVESTIGATION PROCEDURES

         The Funds will follow these procedures in investigating and enforcing this Code:

         - INITIAL COMPLAINT. All complaints or other inquiries concerning potential violations of the Code must be reported to the Chief Legal Officer. The Chief Legal Officer shall be responsible for documenting any complaint. The Chief Legal Officer also will report immediately to the President of the Trust (if the complaint involves the Treasurer), the CEO of USAA and the Chair of the Trust's Audit Committee (if the complaint involves the President) any material potential violations that could have a material effect on the Funds' financial condition or reputation. For all other complaints, the Chief Legal Officer will report quarterly to the Board.
         - INVESTIGATIONS. The Chief Legal Officer will take all appropriate action to investigate any potential violation unless the CEO of USAA directs another person to undertake such investigation. The Chief Legal Officer may utilize USAA's Office of Ethics to do a unified investigation under this Code and USAA's Code of Conduct. The Chief Legal Officer may direct the Trust's outside counsel or the counsel to the Independent Trustees (if any) to participate in any investigation under this Code.
         - STATUS REPORTS. The Chief Legal Officer will provide monthly status reports to the Board about any alleged violation of the Code that could have a material effect on the Funds' financial condition or reputation, and quarterly updates regarding all other alleged violations of the Code.
         - VIOLATIONS OF THE CODE. If after investigation, the Chief Legal Officer, or other investigating person, believes that a violation of the Code has occurred, he will report immediately to the CEO of USAA the nature of the violation, and his recommendation regarding the materiality of the violation. If, in the opinion of the investigating person, the violation could materially affect the Funds' financial condition or reputation, the Chief Legal Officer also will notify the Chair of the Trust's Audit Committee. The Chief Legal Officer will inform, and make a recommendation to, the Board, which will consider what further action is appropriate. Appropriate action could include: (1) review of, and modifications to, the Code or other applicable policies or procedures;
                  (2) notifications to appropriate personnel of IMCO or USAA;
                  (3) dismissal of the Covered Officer; and/or (4) other disciplinary actions including reprimands or fines.
                  - The Board of Trustees understands that Covered Officers also are subject to USAA's Code of Business Conduct. If a violation of this Code also violates USAA's Code of Business Conduct, these procedures do not limit or restrict USAA's ability to discipline such Covered Officer under USAA's Code of Business Conduct. In that event, the Chairman of the Board of Trustees will report to the Board the action taken by USAA with respect to a Covered Officer.

V.       OTHER POLICIES AND PROCEDURES

         This Code shall be the sole code of ethics adopted by the Funds for purposes of Section 406 of the Act and the implementing regulations adopted by the SEC applicable to registered investment companies. If other policies and procedures of the Trust, AMCO, or other service providers govern or purport to govern the behavior or activities of Covered Officers, they are superseded by this Code to the extent that they overlap, conflict with, or are more lenient than the provisions of this Code. The Investment Code of Ethics (designated to address 1940 Act and Advisers Act requirements) and AMCO's more detailed compliance policies and procedures (including its Insider Trading Policy) are separate requirements applying to Covered Officers and other AMCO employees, and are not part of this Code. Also, USAA's Code of Conduct imposes separate requirements on Covered Officers and all employees of USAA, and also is not part of this Code.

VI.      AMENDMENTS

         Any amendment to this Code, other than amendments to Appendix A, must be approved or ratified by majority vote of the Board of Trustees.

VII.     CONFIDENTIALITY AND DOCUMENT RETENTION

         The Chief Legal Officer shall retain material investigation documents and reports required to be prepared under the Code for six years from the date of the resolution of any such complaint. All reports and records prepared or maintained pursuant to this Code will be considered confidential and shall be maintained and protected accordingly. Except as otherwise required by law or this Code, such matters shall not be disclosed to anyone other than the Trust's Board of Trustees and counsel for the Independent Trustees (if any), the Trust and its counsel, AMCO, and other personnel of USAA as determined by the Trust's Chief Legal Officer or the Chair of the Trust's Board of Trustees.






Approved and adopted by IMCO's Code of Ethics Committee: June 12, 2003.

Approved and adopted by the Boards of Directors/Trustees of USAA Mutual Fund, Inc., USAA Tax-Exempt Fund, Inc., USAA Investment Trust & USAA State Tax-Free
Trust: June 25, 2003.

Approved  and adopted by the Board of Trustees  of USAA Life  Investment  Trust:
August 20, 2003.

Approved and adopted as amended by IMCO's Code of Ethics Committee: August 15, 2005.

Approved and adopted as amended by the Boards of Directors/Trustees of USAA Mutual Fund, Inc., USAA Tax-Exempt Fund, Inc., USAA Investment Trust & USAA State Tax-Free Trust: September 14, 2005.

Approved and adopted as amended by the Board of Trustees of USAA Life Investment
Trust: December 8, 2005.

Approved and adopted as amended by IMCO's Code of Ethics Committee: August 16, 2006.

Approved  and  adopted by the Board of  Trustees  of USAA  Mutual  Funds  Trust:
September 13, 2006.

Approved and adopted by IMCO's Code of Ethics Committee:  August 28, 2007.

Approved and adopted by the Investment Code of Ethics Committee: August 29,
2008.

Approved and adopted as amended by the Board of Trustees of USAA Mutual Funds
Trust:  September 19, 2008.

Approved and adopted by the Investment Code of Ethics Committee:  August 17,
2009.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 24, 2009.

Approved and adopted by the Investment Code of Ethics Committee: August 31,
2010.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 22, 2010.

Approved and adopted by the Investment Code of Ethics Committee: August 22,
2011.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 20, 2011.


Approved and adopted by the Investment Code of Ethics Committee: September 4, 2012.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 27, 2012.

                                   APPENDIX A
                                COVERED OFFICERS



PRESIDENT
TREASURER

(a)(2). Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3). Not Applicable.

(b). Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b))is filed and attached hereto as Exhibit 99.906CERT.
                                SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Registrant:  USAA MUTUAL FUNDS TRUST, Period Ended May 31, 2013

By:*     /s/ James G. Whetzel
         --------------------------------------------------------------
         Signature and Title:  James G. Whetzel, Secretary

Date:    July 24, 2013
         ------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:*     /s/ Daniel S. McNamara
         -----------------------------------------------------
         Signature and Title:  Daniel S. McNamara, President

Date:    July 25, 2013
         ------------------------------


By:*     /s/ Roberto Galindo, Jr.
         -----------------------------------------------------
         Signature and Title:  Roberto Galindo, Jr., Treasurer

Date:    July 24, 2013
         ------------------------------

*Print the name and title of each signing officer under his or her signature.